John Hancock
Investment
Grade
Bond Fund

SEMI
ANNUAL
REPORT

11.30.02

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www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 14

For your information
page 29


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October and November, the broad Standard & Poor's 500 Index is down 17% year to date through November, the Dow Jones Industrial Average is off 9% and the technology-laden Nasdaq Composite Index has fallen 24%. Investors in equity mutual funds have been unable to escape the market's descent, as almost 98% of all U.S. diversified equity funds have produced negative results through November, according to Lipper, Inc., and the average equity fund has lost 18%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
a high level of
current income,
consistent with
preservation of
capital and main-
tenance of
liquidity, by invest-
ing primarily in
investment-grade
debt securities
rated from AAA
to BBB.

Over the last six months

* Investors sought safe havens amid worries about war, corporate scandals, a weak economic recovery and a faltering stock market.

* The bond market posted steady positive returns, while the stock market continued to decline.

* Government bonds and high-quality investment-grade corporate bonds were the biggest winners.

[Bar chart with heading "John Hancock Investment Grade Bond Fund." Under the heading is a note that reads "Fund performance for the six months ended November 30, 2002." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 4.84% total return for Class A. The second bar represents the 4.45% total return for Class B. The third bar represents the 4.45% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 issuers

23.6%   Federal National Mortgage Assn.
18.1%   United States Treasury
17.3%   Government National Mortgage Assn.
 3.4%   Federal Home Loan Mortgage Corp.
 2.6%   Financing Corp.
 2.3%   Hydro-Quebec
 1.4%   CIT Group, Inc.
 1.4%   General Motors Acceptance Corp.
 1.3%   Ford Motor Credit Co.
 1.0%   UBS Preferred Funding Trust I

As a percentage of net assets on November 30, 2002.



BY BARRY H. EVANS, CFA, AND DAWN M. BAILLIE, PORTFOLIO MANAGERS

John Hancock
Investment Grade
Bond Fund

MANAGERS'
REPORT

Bonds handily beat stocks during the six months ended November 30, 2002, as economic and geopolitical uncertainty drove investors toward safe-haven investments. The possibility of war with Iraq and the weak start to the long-awaited economic recovery unsettled investors during the first five months of the period. News about corporate accounting scandals, a sinking stock market and signs of waning consumer confidence also kept investors on edge. Bonds attracted investor attention as their prices rallied in anticipation of a further decline in already low interest rates.

In November, the bond market began to reverse course. The Federal Reserve surprised investors by cutting short-term interest rates a full half percentage point. Lower interest rates buoyed stock prices, as corporations looked forward to a decline in borrowing costs. The economic outlook also brightened with Republicans taking control of Congress, consumer confidence picking up and permission for United Nations arms inspection postponing war with Iraq. Toward the end of the period, bond yields began climbing as investors began anticipating that the Fed's next move would be to increase interest rates. The Lehman Brothers Aggregate Bond Index, a benchmark that includes both corporate and government bonds, returned 4.98% for the six-month reporting period, compared with the Standard & Poor's 500 Index's disappointing -11.49% return.

"Bonds handily beat
 stocks during the six
 months ended
 November 30, 2002..."

BOND MARKET WINNERS

Within the bond market, the biggest gainers were the highest-quality securities. In the government sector, which carries the highest credit ratings, the most interest-rate-sensitive issues turned in the best performance. Treasuries beat other government bonds, with the most interest-rate-sensitive 30-year issues returning 11.25% for the six-month reporting period.

[Photos of Barry Evans and Dawn Baillie flush right next to first paragraph.]

Mortgage bonds also turned in a strong performance, thanks to their yield advantage over Treasuries. Lower-coupon mortgage bonds did especially well because they offered the least prepayment risk in a falling interest-rate environment. Prepayments occur when homeowners pay off their mortgages before their due dates so they can refinance at lower prevailing rates. When this happens, it erodes the income stream of bondholders who must reinvest the proceeds from their original bond investment in securities with lower current yields. High-quality investment-grade corporate bonds also did well, especially in sectors such as finance and automotive. By contrast, lower-rated issues in more volatile sectors such as telecommunications suffered steep losses. Nevertheless, the Lehman Brothers Intermediate Corporate Bond Index returned 4.62% for the six-month period.

FUND PERFORMANCE

"Within the bond market, the
 biggest gainers were the
 highest-quality securities."

John Hancock Investment Grade Bond Fund benefited from investing in Treasuries, lower-coupon mortgage bonds and high-quality investment-grade corporate bonds. Positive returns from these three areas helped the Fund's Class A, Class B and Class C shares to return 4.84%, 4.45%, and 4.45%, respectively, at net asset value for the six-month reporting period. By comparison, the average intermediate investment-grade debt fund returned 3.70% during the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested for the entire period and did not reinvest all distributions. For longer-term performance information, please see pages six and seven.

[Table at top left-hand side of page entitled "Quality distribution." The first listing is 66%-AAA. The second is 2%-AA. The third is 12%-A. The fourth is 17%-BBB.]

GOVERNMENT BOND GAINS

Throughout the period, the Fund kept an above-average stake in mortgage bonds, which delivered steady income to the portfolio and also appreciated in price. Early in the period, we sold our higher-coupon mortgage bonds - those with stated interest rates over 6.5% - amid concerns that they would be subject to increased prepayment risk as interest rates fell. We used the proceeds to shift into lower-coupon mortgage bonds with stated interest rates between 5% and 5.5%.

We also kept about 20% of the Fund's assets in Treasuries, where we invested across a spectrum of 5-, 10- and 30-year maturities. Treasury bonds rallied nicely as interest rates declined. We reduced our stake in bonds issued by government agencies, taking profits early in the period. This helped performance as the sector later lost steam amid news that legislators were discussing the possibility of removing some of the advantages the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation have over other mortgage lenders.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 11-30-02." The chart is divided into four sections (from top to left): U.S. agencies 47%, U.S. government 18%, Corporate bonds 32% and Short-term investments & other 3%.]

HIGH-QUALITY CORPORATE FOCUS

Our investment in high-quality investment-grade corporate bonds also boosted performance. These bonds carry one of the four highest credit ratings. Unlike government bonds, corporate bonds carry credit risk or the risk that the issuers might default on their payments to bondholders. They also offer added yield. We benefited from focusing on high-quality investment-grade corporate bonds in more stable sectors, such as finance and automotive. Both sectors rallied as investors anticipated an economic recovery. Our high-quality focus also helped us avoid many of the credit problems that occurred during the period, especially in the telecommunications sector.

"We expect the economy to
 gain steady momentum in
 the New Year."

CAUTIOUS OPTIMISM

We expect the economy to gain steady momentum in the New Year. Many investors are optimistic that a Republican-controlled Congress will be more willing to make tax cuts to stimulate economic growth. We will be watching a number of indicators for signs that the recovery is strengthening. Strong holiday sales, a stock market rebound and improved gross domestic product figures could all signal that the economy is headed in the right direction, causing interest rates to rise. The wild card is war with Iraq. If the war is quick, there should be little impact on the economy. If the war is prolonged, however, the effect on the economy is less certain. As soon as we see confirmed signs of consistent economic growth, we plan to scale back on our Treasury allocation and shift more of our assets toward higher-yielding corporate bonds.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
November 30, 2002

The index used for com-
parison is the Lehman
Brothers Aggregate
Bond Index, an
unmanaged index of
dollar-denominated
and nonconvertible
investment-grade
debt issues.

It is not possible to
invest in an index.

                              Class A      Class B      Class C        Index
Inception date               12-31-91     12-31-91       4-1-99           --

Average annual returns with maximum sales charge (POP)
One year                         1.64%        0.69%        3.63%        7.34%
Five years                       5.73%        5.61%          --         7.32%
Ten years                        5.54%        5.28%          --         7.46%
Since inception                    --           --         5.84%          --

Cumulative total returns with maximum sales charge (POP)
Six months                       0.13%       -0.55%        2.40%        4.98%
One year                         1.64%        0.69%        3.63%        7.34%
Five years                      32.13%       31.40%          --        42.37%
Ten years                       71.41%       67.30%          --       105.38%
Since inception                    --           --        23.13%          --

SEC 30-day yield as of November 30, 2002
                                 3.97%        3.35%        3.31%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Aggregate Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $20,538 as of November 30, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Investment Grade Bond Fund, before sales charge, and is equal to $17,947 as of November 30, 2002. The third line represents the same hypothetical $10,000 investment made in the John Hancock Investment Grade Bond Fund, after sales charge, and is equal to $17,143 as of November 30, 2002.

                                                 Class B 1    Class C 1
Period beginning                                11-30-92       4-1-99
Without sales charge                             $16,732      $12,440
With maximum sales charge                             --      $12,316
Index                                            $20,538      $13,034

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of November 30, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

This schedule is divided into two main categories: Bonds and short-term investments. The bonds are further broken down by industry group.
Short-term investments, which represent the Fund's cash position, are listed last.

Securities owned
by the Fund on
November 30, 2002
(unaudited)

                                                           INTEREST   CREDIT    PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                         RATE       RATING*   (000s OMITTED)         VALUE
BONDS 96.96%                                                                                    $216,214,574
(Cost $214,098,668)

Aerospace 0.52%                                                                                   $1,165,360
Raytheon Co.,
  Note 03-01-10                                              8.300%     BBB-          $1,000       1,165,360

Banks -- United States 2.98%                                                                       6,642,761
Bank of America Corp.,
  Sub Note 01-15-11                                          7.400      A              1,000       1,146,000
Bank of New York Co., Inc. (The),
  Sr Sub Note 12-01-09                                       7.300      A              1,000       1,130,459
Capital One Bank,
  Sr Note 02-01-06                                           6.875      BBB-           1,000         978,918
MBNA Corp.,
  Sr Note Ser F 03-15-12                                     7.500      BBB            1,000       1,047,090
UBS Preferred Funding Trust I,
  Perpetual Bond (8.622% to
  10-01-10 then variable) 10-01-49                           8.622      AA-            2,000       2,340,294

Broker Services 0.97%                                                                              2,173,785
Citigroup, Inc.,
  Note 01-18-11                                              6.500      AA-            1,000       1,091,101
Goldman Sachs Group, Inc. (The),
  Note 01-15-12                                              6.600      A+             1,000       1,082,684

Computers 0.93%                                                                                    2,075,430
IBM Corp.,
  Note 06-30-05                                              4.125      A+             2,000       2,075,430

Diversified Operations 0.46%                                                                       1,021,041
Cendant Corp.,
  Note 08-15-06                                              6.875      BBB            1,000       1,021,041

Finance 8.07%                                                                                     17,997,023
CIT Group, Inc.,
  Sr Note 12-08-03                                           5.570      A              2,000       2,022,552
  Sr Note 04-02-12                                           7.750      A              1,000       1,076,342
Ford Motor Credit Co.,
  Note 10-28-09                                              7.375      BBB            3,000       2,861,190
General Electric Capital Corp.,
  Note Ser A 11-01-05                                        6.800      AAA            2,000       2,196,158
General Motors Acceptance Corp.,
  Note 01-19-10                                              7.750      BBB            3,000       3,072,531
Household Finance Corp.,
  Note 05-09-05                                              8.000      A-             1,000       1,062,176
  Note 05-15-11                                              6.750      A-             1,000       1,013,395
ING Capital Funding Trust III,
  Perpetual Bond (8.439% to
  12-31-10 then variable) 12-31-49                           8.439      A-             1,000       1,127,184
Morgan Stanley & Co., Inc.,
  Bond 06-15-12 (R)                                          6.799      A-             2,010       2,147,524
Sears Roebuck Acceptance Corp.,
  Note 04-15-12                                              6.700      A-             1,500       1,417,971

Government -- Foreign 0.47%                                                                        1,050,000
United Mexican States,
  Note (Mexico) 01-14-12                                     7.500      BBB-           1,000       1,050,000

Government -- United States 18.13%                                                                40,437,693
United States Treasury,
  Bond 11-15-10                                             12.750      AAA            5,250       6,733,125
  Bond 11-15-11                                             14.000      AAA            8,500      11,947,813
  Bond 08-15-13                                             12.000      AAA           10,750      15,347,302
  Bond 02-15-16                                              9.250      AAA            3,000       4,310,859
  Bond 02-15-31                                              5.375      AAA            2,000       2,098,594

Government -- United States Agencies 46.85%                                                      104,466,580
Federal Home Loan Mortgage Corp.,
  15 Yr Pass Thru Ctf 06-01-06 to 07-01-07                   8.500      AAA              866         921,357
  30 Yr Adj Rate Mtg 05-01-17                                5.875#     AAA               45          46,466
  30 Yr Adj Rate Mtg 10-01-18                                7.250#     AAA               51          53,325
CMO REMIC 2469-PD 12-15-30                                   6.000      AAA            1,500       1,541,447
  Note 09-15-07                                              3.500      AAA            4,000       3,989,080
  Note 07-15-32                                              6.250      AAA            1,000       1,084,205
Federal National Mortgage Assn.,
  15 Yr Pass Thru Ctf 04-01-13 to 05-01-13                   6.500      AAA           10,552      11,104,078
  15 Yr Pass Thru Ctf 07-01-13 to 11-01-13                   6.000      AAA            9,060       9,464,575
  15 Yr Pass Thru Ctf 12-01-14 to 03-01-15                   7.000      AAA            7,447       7,886,837
  15 Yr Pass Thru Ctf 12-01-17                               5.000      AAA            4,000       4,030,000
  30 Yr Adj Rate Mtg 03-01-14 to 06-01-14                    5.850#     AAA               32          32,875
  30 Yr Adj Rate Mtg 03-01-22                                7.000#     AAA               45          47,011
  30 Yr Adj Rate Mtg 03-01-27                                5.190#     AAA               38          39,400
Federal National Mortgage Assn.,
  30 Yr Pass Thru Ctf 12-01-31                               5.500      AAA            1,000       1,001,875
  30 Yr Pass Thru Ctf 05-01-32                               7.000      AAA            8,588       8,966,415
  Note 05-20-05                                              2.625      AAA            2,000       2,003,276
  Note 01-02-07                                              4.750      AAA            2,000       2,077,814
  Note 10-15-07                                              3.500      AAA            3,000       2,946,807
  Note 08-01-12                                              5.250      AAA            3,000       3,024,480
Financing Corp.,
  Bond 08-03-18                                             10.350      AAA            2,000       3,026,058
  Bond 09-26-19                                              8.600      AAA            2,000       2,663,406
Government National Mortgage Assn.,
  30 Yr Pass Thru Ctf 10-15-28 to 10-15-31                   6.500      AAA            6,942       7,225,019
  30 Yr Pass Thru Ctf 05-15-31                               7.000      AAA            6,903       7,253,191
  30 Yr Pass Thru Ctf 04-15-32                               7.500      AAA            4,259       4,526,958
  30 Yr Pass Thru Ctf 12-20-32                               6.000      AAA           19,000      19,510,625

Leisure 0.47%                                                                                      1,037,902
Disney (Walt) Co. (The),
  Note 12-29-06                                              5.500      BBB+           1,000       1,037,902

Media 3.85%                                                                                        8,590,312
AOL Time Warner, Inc.,
  Deb 04-15-31                                               7.625      BBB+           1,500       1,470,810
Clear Channel Communications, Inc.,
  Note 06-15-05                                              7.875      BBB-           1,000       1,061,448
Continental Cablevision, Inc.,
  Sr Deb 09-15-05                                            8.875      BBB            2,000       2,060,000
News America Holdings,
  Gtd Sr Deb 02-01-13                                        9.250      BBB-           1,000       1,163,849
Rogers Cablesystems Ltd.,
  Sr Note Ser B (Canada) 03-15-05                           10.000      BBB-           1,300       1,339,000
TCI Communications, Inc.,
  Sr Note 05-01-03                                           6.375      BBB            1,500       1,495,205

Oil & Gas 2.15%                                                                                    4,801,864
Pemex Project Funding Master Trust,
  Gtd Note 10-13-10                                          9.125      BBB-             375         414,375
Petronas Capital Ltd.,
  Gtd Note (Malaysia) 05-22-12 (R)                           7.000      BBB+           1,000       1,066,936
Schlumberger Technology Corp.,
  Note 04-15-12 (R)                                          6.500      A+             1,000       1,093,778
Tosco Corp.,
  Note 02-15-30                                              8.125      A-             1,000       1,234,393
Valero Energy Corp.,
  Note 04-15-07                                              6.125      BBB            1,000         992,382

Paper & Paper Products 1.18%                                                                       2,625,187
Abitibi-Consolidated, Inc.,
  Bond (Canada) 08-01-10                                     8.550      BBB-           1,000       1,056,241
Weyerhaeuser Co.,
  Note 03-15-07                                              6.125      BBB            1,500       1,568,946

Real Estate Operations 0.71%                                                                       1,588,275
Socgen Real Estate Co. LLC,
  Perpetual Bond Ser A (7.64% to
  09-30-07 then variable) 12-31-49 (R)                       7.640      A              1,500       1,588,275

Retail 0.47%                                                                                       1,035,508
Staples, Inc.,
  Note 10-01-12 (R)                                          7.375      BBB-           1,000       1,035,508

Telecommunications 2.66%                                                                           5,935,311
AT&T Wireless Services, Inc.,
  Sr Note 03-01-31                                           8.750      BBB            1,000         925,000
Citizens Communications Co.,
  Sr Note 08-15-04                                           6.375      BBB            1,000       1,013,085
France Telecom SA,
  Note (France) 03-01-11                                     7.750      BBB-           1,715       1,922,885
Sprint Captial Corp.,
  Gtd Note 11-15-03                                          5.700      BBB-           1,000         989,641
Verizon New York, Inc.,
  Deb Ser B 04-01-32                                         7.375      A+             1,000       1,084,700

Utilities 6.09%                                                                                   13,570,542
Appalachian Power Co.,
  Sr Note Ser E 06-15-05                                     4.800      BBB+           1,020       1,011,572
Beaver Valley Funding Corp.,
  Sec Lease Oblig Bond 06-01-17                              9.000      BBB-           1,000       1,081,887
BVPS II Funding Corp.,
  Collateralized Lease Bond 12-01-07                         8.330      BBB-           1,047       1,059,093
Dominion Resources, Inc.,
  Sr Note Ser C 07-15-03                                     7.600      BBB+           1,000       1,026,231
Hydro-Quebec,
  Gtd Deb Ser HH (Canada) 12-01-29                           8.500      A+             2,000       2,699,570
  Gtd Deb Ser IF (Canada) 02-01-13                           8.000      A+             2,000       2,470,278
KeySpan Corp.,
  Note 11-15-10                                              7.625      A              1,500       1,711,631
MidAmerican Energy Holdings Co.,
  Sr Note 10-01-12 (R)                                       5.875      BBB-             500         492,528
Nisource Finance Corp.,
  Gtd Note 11-15-03                                          7.500      BBB            2,000       2,017,752

                                                                    INTEREST     PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                  RATE        (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS                                                                           $29,311,000
(Cost $29,311,000)

Joint Repurchase Agreement 13.14%
Investment in a joint repurchase agreement
  transaction with UBS Warburg, Inc. -- Dated
  11-29-02, due 12-02-02 (Secured by
  U.S. Treasury Bonds, 6.50% thru 13.75%,
  due 05-15-03 thru 11-15-26 and U.S. Treasury
  Notes, 5.50%, due 02-28-03 and 03-31-03)                            1.330%         $29,311     $29,311,000

TOTAL INVESTMENTS 110.10%                                                                       $245,525,574

OTHER ASSETS AND LIABILITIES, NET (10.10%)                                                      ($22,532,494)

TOTAL NET ASSETS 100.00%                                                                        $222,993,080



(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $7,424,549 or 3.33% of net assets as of November 30, 2002.

  * Credit Ratings are rated by Standard and Poor's where available, or Moody's Investors Service or John Hancock Advisers, LLC where Standard and Poor's ratings are not available.

  # Represents rate in effect on November 30, 2002.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer;
    however, the security is U.S.-dollar denominated.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



QUALITY
DISTRIBUTION

November 30, 2002
(unaudited)
                                                     VALUE
                                           AS A PERCENTAGE
                                                 OF FUND'S
QUALITY DISTRIBUTION                            NET ASSETS
AAA                                                  65.97%
AA                                                    1.54
A                                                    12.19
BBB                                                  17.26

Total bonds                                          96.96%

See notes to
financial statements



ASSETS AND
LIABILITIES

November 30, 2002
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $214,098,668)                         $216,214,574
Joint repurchase agreement (cost $29,311,000)                      29,311,000
Cash                                                                    6,671
Receivable for investments sold                                        33,140
Receivable for shares sold                                            119,688
Interest receivable                                                 2,448,369
Other assets                                                           42,727

Total assets                                                      248,176,169

LIABILITIES
Payable for investments purchased                                  24,800,850
Payable for shares repurchased                                         72,937
Dividends payable                                                      84,759
Payable to affiliates                                                 148,848
Other payables and accrued expenses                                    75,695

Total liabilities                                                  25,183,089

NET ASSETS
Capital paid-in                                                   225,864,529
Accumulated net realized loss on investments                       (4,445,397)
Net unrealized appreciation of investments                          2,115,906
Accumulated net investment income                                    (541,958)

Net assets                                                       $222,993,080

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($164,714,821 [DIV] 16,512,693 shares)                          $9.98
Class B ($49,426,958 [DIV] 4,955,057 shares)                            $9.98
Class C ($8,851,301 [DIV] 887,348 shares)                               $9.98

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($9.98 [DIV] 95.5%)                                          $10.45
Class C ($9.98 [DIV] 99.0%)                                            $10.08

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements



OPERATIONS

For the period ended
November 30, 2002
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest (including securities lending income of $39,566)          $6,199,111

Total investment income                                             6,199,111

EXPENSES
Investment management fee                                             433,588
Class A distribution and service fee                                  204,497
Class B distribution and service fee                                  226,921
Class C distribution and service fee                                   39,061
Transfer agent fee                                                    270,961
Custodian fee                                                          34,912
Registration and filing fee                                            29,554
Accounting and legal services fee                                      22,791
Auditing fee                                                           17,023
Printing                                                               12,384
Interest expense                                                        9,529
Miscellaneous                                                           5,496
Trustees' fee                                                           5,403
Legal fee                                                                 417

Total expenses                                                      1,312,537

Net investment income                                               4,886,574

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments                                    3,977,263
Change in unrealized appreciation (depreciation)
  of investments                                                      921,073

Net realized and unrealized gain                                    4,898,336

Increase in net assets from operations                             $9,784,910

1 Semiannual period from 6-1-02 through 11-30-02.

See notes to
financial statements



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                          YEAR        PERIOD
                                                         ENDED         ENDED
                                                       5-31-02      11-30-02 1


INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                               $9,109,888    $4,886,574

Net realized gain                                    1,502,076     3,977,263
Change in net unrealized
  appreciation (depreciation)                        1,795,087       921,073

Increase in net assets resulting
  from operations                                   12,407,051     9,784,910

Distributions to shareholders
From net investment income
Class A                                             (8,247,728)   (4,260,717)
Class B                                             (1,588,236)   (1,017,934)
Class C                                               (203,886)     (173,431)
                                                   (10,039,850)   (5,452,082)

From Fund share transactions                        23,021,375    17,989,632

NET ASSETS
Beginning of period                                175,282,044   200,670,620

End of period 2                                   $200,670,620  $222,993,080

1 Semiannual period from 6-1-02 through 11-30-02. Unaudited.

2 Includes accumulated (distributions in excess of) net investment income of $23,550 and ($541,958), respectively.

See notes to
financial statements


FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           5-31-98     5-31-99     5-31-00     5-31-01     5-31-02 1  11-30-02 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.46       $9.72       $9.55       $9.18       $9.64       $9.78
Net investment income 3                                   0.62        0.59        0.57        0.60        0.48        0.23
Net realized and unrealized
  gain (loss) on investments                              0.26       (0.17)      (0.37)       0.46        0.19        0.23
Total from
  investment operations                                   0.88        0.42        0.20        1.06        0.67        0.46
Less distributions
From net investment income                               (0.62)      (0.59)      (0.57)      (0.60)      (0.53)      (0.26)
Net asset value,
  end of period                                          $9.72       $9.55       $9.18       $9.64       $9.78       $9.98
Total return 4 (%)                                        9.56 5      4.33        2.22       11.83        6.97        4.84 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $163        $169        $138        $145        $159        $165
Ratio of expenses
  to average net assets (%)                               1.09        1.03        1.07        1.05        1.02        1.03 7
Ratio of adjusted expenses
  to average net assets 8 (%)                             1.16          --          --          --          --          --
Ratio of net investment income
  to average net assets (%)                               6.43        6.03        6.08        6.30        4.93        4.69 7
Portfolio turnover (%)                                     250 9       267         300         328         573         445

See notes to
financial statements




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           5-31-98     5-31-99     5-31-00     5-31-01     5-31-02 1  11-30-02 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.46       $9.72       $9.55       $9.18       $9.64       $9.78
Net investment income 3                                   0.55        0.52        0.50        0.53        0.41        0.19
Net realized and unrealized
  gain (loss) on investments                              0.26       (0.17)      (0.37)       0.46        0.19        0.23
Total from
  investment operations                                   0.81        0.35        0.13        0.99        0.60        0.42
Less distributions
From net investment income                               (0.55)      (0.52)      (0.50)      (0.53)      (0.46)      (0.22)
Net asset value,
  end of period                                          $9.72       $9.55       $9.18       $9.64       $9.78       $9.98
Total return 4 (%)                                        8.74 5      3.57        1.46       11.03        6.18        4.45 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $19         $44         $27         $28         $35         $49
Ratio of expenses
  to average net assets (%)                               1.84        1.77        1.81        1.77        1.77        1.78 7
Ratio of adjusted expenses
  to average net assets 8 (%)                             1.91          --          --          --          --          --
Ratio of net investment income
  to average net assets (%)                               5.66        5.30        5.34        5.59        4.18        3.97 7
Portfolio turnover (%)                                     250 9       267         300         328         573         445

See notes to
financial statements




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           5-31-99 10  5-31-00     5-31-01     5-31-02 1  11-30-02 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.66       $9.55       $9.18       $9.64       $9.78
Net investment income 3                                   0.07        0.50        0.53        0.40        0.19
Net realized and unrealized
  gain (loss) on investments                             (0.11)      (0.37)       0.46        0.19        0.23
Total from
  investment operations                                  (0.04)       0.13        0.99        0.59        0.42
Less distributions
From net investment income                               (0.07)      (0.50)      (0.53)      (0.45)      (0.22)
Net asset value,
  end of period                                          $9.55       $9.18       $9.64       $9.78       $9.98
Total return 4 (%)                                       (0.38) 6     1.44       11.00        6.17        4.45 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 11       -- 11       $2          $7          $9
Ratio of expenses
  to average net assets (%)                               1.77 7      1.82        1.80        1.77        1.77 7
Ratio of net investment income
  to average net assets (%)                               5.30 7      5.33        5.42        4.18        3.92 7
Portfolio turnover (%)                                     267         300         328         573         445


 1 As required, effective June 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002 was to decrease net investment income per share by $0.05, increase net realized and unrealized gains per share by $0.05, and had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 5.42%, 4.67% and 4.67% for Class A, Class B and Class C shares, respectively. The effect of this change on per share amounts for the period ended November 30, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains per share by $0.03, and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 5.21%, 4.49% and 4.44%, for Class A, Class B and Class C, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.

 2 Semiannual period from 6-1-02 through 11-30-02. Unaudited.

 3 Based on the average of the shares outstanding.

 4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 5 Total return would have been lower had certain expenses not been reduced during the period shown.

 6 Not annualized.

 7 Annualized.

 8 Does not take into consideration expense reductions during the period shown.

 9 Excludes merger activity.

10 Class C shares began operations on 4-1-99.

11 Less than $500,000.

See notes to
financial statements


NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Investment Grade Bond Fund (the "Fund") (formerly John Hancock Intermediate Government Fund) is a diversified series of John Hancock Bond Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve a high level of current income consistent with preservation of capital and maintenance of liquidity.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended November 30, 2002.

Security lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On November 30, 2002, the Fund loaned securities having a market value of $52,347,514 collateralized by securities in the amount of $53,501,881.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $7,551,426 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2003 -- $962,819, May 31, 2004 -- $1,741,681, May 31, 2005 -- $528,883 and May 31, 2008 -- $4,318,043.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.40% of the Fund's average daily net asset value.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended November 30, 2002, JH Funds received net up-front sales charges of $103,701 with regard to sales of Class A shares. Of this amount, $10,318 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $40,373 was paid as sales commissions to unrelated broker-dealers and $53,010 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended November 30, 2002, JH Funds received net up-front sales charges of $28,446 with regard to sales of Class C shares. Of this amount, $27,808 was paid as sales commissions to unrelated broker-dealers and $638 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase (four years for purchases made prior to January 2, 2002) are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% (3.00% for purchases made prior to January 2, 2002) of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended November 30, 2002, CDSCs received by JH Funds amounted to $67,815 for Class B shares and $7,109 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses. Effective January 1, 2003, the Fund will pay a monthly transfer agent fee at an annual rate of 0.015% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                               YEAR ENDED 5-31-02     PERIOD ENDED 11-30-02 1
                             SHARES        AMOUNT      SHARES        AMOUNT
CLASS A SHARES
Sold                      6,810,286   $66,932,378   1,471,836   $10,247,234
Distributions reinvested    698,430     6,839,982     345,260     7,690,325
Repurchased              (6,284,836)  (61,866,691) (1,531,432)  (15,149,441)
Net increase              1,223,880   $11,905,669     285,664    $2,788,118

CLASS B SHARES
Sold                      2,461,596   $24,219,213   2,202,587   $13,101,459
Distributions reinvested     89,380       875,385      76,770     9,396,289
Repurchased              (1,884,881)  (18,457,006)   (950,414)   (9,404,095)
Net increase                666,095    $6,637,592   1,328,943   $13,093,653

CLASS C SHARES
Sold                        674,488    $6,627,513     411,338    $3,245,591
Distributions reinvested     11,510       112,667      12,392       951,549
Repurchased                (230,336)   (2,262,066)   (210,765)   (2,089,279)
Net increase                455,662    $4,478,114     212,965    $2,107,861

NET INCREASE              2,345,637   $23,021,375   1,827,572   $17,989,632

1 Semiannual period from 6-1-02 through 11-30-02. Unaudited.


NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended November 30, 2002, aggregated $286,435,682 and $268,095,928, respectively. Purchases and proceeds from sales or maturities of obligations of U.S. government aggregated $648,429,495 and $645,006,951, respectively, during the period ended November 30, 2002.

The cost of investments owned on November 30, 2002, including short-term investments, for federal income tax purposes was $244,635,091. Gross unrealized appreciation and depreciation of investments aggregated $3,223,371 and $2,332,888, respectively, resulting in net unrealized appreciation of $890,483. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales and amortization of premiums and accretion of discounts on debt securities.

NOTE E
Change in accounting principle

Effective June 1, 2001 the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $1,682,650 reduction in the cost of investments and a corresponding decrease in net unrealized depreciation of investments, based on securities held as of May 31, 2001.

The effect of this change for the year ended May 31, 2002, was to decrease net investment income by $929,962, increase unrealized appreciation of investments by $398,811 and increase net realized gain on investments by $531,151.

The effect of this change for the period ended November 30, 2002, was to decrease net investment income by $565,510, decrease unrealized appreciation of investments by $856,038 and increase net realized gain on investments by $1,421,548.

The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

NOTE F
Change in Independent Auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Ernst & Young LLP as the Fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended May 31, 2003. During the two most recent fiscal years, Ernst & Young LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles, financial statements disclosure or audit scope, which if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the disagreement in their report.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Classic Value Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
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-------------------------------------------------------
Sector              Biotechnology Fund
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                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
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-------------------------------------------------------
Income              Bond Fund
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-------------------------------------------------------
International       European Equity Fund
                    Global Fund
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-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
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                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

TRUSTEES

James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President
and Treasurer

Thomas H. Connors
Vice President
and Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                    www.jhfunds.com

By regular mail                    John Hancock Signature Services, Inc.
                                   1 John Hancock Way, Suite 1000
                                   Boston, MA 02217-1000

By express mail                    John Hancock Signature Services, Inc.
                                   Attn: Mutual Fund Image Operations
                                   529 Main Street
                                   Charlestown, MA 02129

Customer service representatives   1-800-225-5291

24-hour automated information      1-800-338-8080

TDD line                           1-800-554-6713



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A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
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This report is for the information of
the shareholders of the John Hancock
Investment Grade Bond Fund.

550SA  11/02
        1/03






John Hancock
Government
Income Fund

SEMI
ANNUAL
REPORT

11.30.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

For your information
page 25


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October and November, the broad Standard & Poor's 500 Index is down 17% year to date through November, the Dow Jones Industrial Average is off 9% and the technology-laden Nasdaq Composite Index has fallen 24%. Investors in equity mutual funds have been unable to escape the market's descent, as almost 98% of all U.S. diversified equity funds have produced negative results through November, according to Lipper, Inc., and the average equity fund has lost 18%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks a
high level of
current income,
consistent with
preservation of
capital, by invest-
ing primarily in
U.S. government
and agency
securities.

Over the last six months

* Investors sought safe havens amid worries about war, corporate scandals, a weak economic recovery and a faltering stock market.

* The Federal Reserve lowered interest rates to 1.25% in November 2002, down from 1.75% nearly a year earlier.

* Government bonds rallied for most of the period, led by interest-rate-sensitive Treasury bonds.

[Bar chart with heading "John Hancock Government Income Fund." Under the heading is a note that reads "Fund performance for the six months ended November 30, 2002." The chart is scaled in increments of 2% with 0% at the bottom and 6% at the top. The first bar represents the 5.37% total return for Class A. The second bar represents the 4.98% total return for Class B. The third bar represents the 4.98% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top issuers

29.8%  Government National Mortgage Assn.
26.6%  Federal National Mortgage Assn.
16.6%  United States Treasury
12.7%  Federal Home Loan Mortgage Corp.
 3.7%  Hydro-Quebec
 2.1%  Financing Corp.
 1.6%  Small Business Administration
 1.5%  Province of Quebec
 0.3%  Federal Farm Credit Bank

As a percentage of net assets on November 30, 2002.



MANAGERS'
REPORT

BY BARRY H. EVANS, CFA, AND DAWN M. BAILLIE, PORTFOLIO MANAGERS

John Hancock
Government Income Fund

Government bonds delivered strong returns during the six months ended November 30, 2002. During the first five months of the period, investors sought safe havens amid concerns that the United States would go to war with Iraq, the economy would relapse into recession, consumer confidence would decline, corporate scandals would spread and the stock market would continue to plummet. Throughout this time, bond prices moved higher as bond yields fell in anticipation that the Federal Reserve would again lower short-term interest rates. This backdrop enabled the Lehman Brothers Government Bond Index to produce a 6.36% return for the six-month reporting period. By comparison, the Standard & Poor's 500 Index returned -11.49%.

In November, the market environment began to shift. The Fed surprised investors by cutting short-term interest rates more than originally expected. It lowered the federal funds rate -- the rate banks charge each other for overnight loans -- to 1.25%, down from 1.75%. The belief that the Fed was done lowering interest rates caused bond yields to start climbing and bond prices to fall. At the same time, lower interest rates improved the outlook for stocks, as borrowing costs for corporations decreased. Toward year-end, the economic outlook improved. Worries about a return to recession eased, consumer confidence picked up and concerns about war were pushed off.

"Government bonds
 delivered strong
 returns during the
 six months ended
 November 30, 2002."

BOND MARKET RALLY

Within the government bond sector, Treasuries, government agency bonds and mortgage-backed securities all performed well. Treasury bonds, which are the most sensitive to changes in interest rates, took the lead. Mortgage bonds and agencies, which offer a yield advantage over Treasuries, also turned in solid results, as risk-averse investors moved to capture added income.

[Photos of Barry Evans and Dawn Baillie flush right next to first paragraph.]

The best-performing mortgage bonds were those with lower coupons (or stated interest rates) in the 5.0% to 5.5% range. Investors avoided those with coupons over 6.5% due to prepayment risk -- the concern that homeowners would pay off their existing mortgages before maturity and refinance at lower rates. When higher-coupon mortgage bonds are redeemed, investors lose income as they can only reinvest at the current lower rates. Agencies also did well, despite concerns that the government would limit the lending powers of the Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) to create a more level playing field with private lenders.

FUND PERFORMANCE

John Hancock Government Income Fund benefited from its above-average stake in lower-coupon mortgage bonds as well as an increased investment in Treasury bonds. The Fund was also slightly more sensitive to changes in interest rates than many of its peers. The Fund's Class A, Class B and Class C shares returned 5.37%, 4.98% and 4.98%, respectively, at net asset value for the six months ended November 30, 2002. By comparison, the average general U.S. government fund returned 5.10% during the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested for the entire period and did not reinvest all distributions. For longer-term performance information, please see pages six and seven.

"The Fund maintained its
 focus on bonds with a
 slight yield advantage
 over Treasuries."

EFFECTIVE INCOME STRATEGY

The Fund maintained its focus on bonds with a slight yield advantage over Treasuries. Our biggest stake remained in mortgage bonds, which continued to generate steady income for the Fund. Early in the period, we shifted out of our higher-coupon mortgage bonds into lower-coupon bonds to protect the Fund from prepayment risk. In addition, the Fund benefited from our investment in collateralized mortgage obligations (CMOs). These high-quality structured investments are more sensitive to interest-rate changes than traditional mortgage bonds, and offer slightly higher yields. During the period, CMOs appreciated nicely.

The Fund had a smaller investment in agencies. Most of these were non-callable agencies, which means they could not be called or redeemed before maturity. However, during the period, we added a few new callable agency issues for added yield. We avoided FNMA issues due to the controversy surrounding possible changes affecting the agency. Our small investment in foreign government debt -- mainly Canadian provincial issues -- also rallied nicely as the additional yield on these bonds attracted investor interest.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 11-30-02." The chart is divided into four sections (from top to left): U.S. Treasuries 17%, U.S. Agencies 73%, Foreign government bonds 5% and Short-term investments & other 5%.]

INCREASED TREASURY ALLOCATION

Early in the period, we boosted the Fund's stake in Treasuries to take advantage of falling interest rates. Interest-rate-sensitive Treasuries do especially well when interest rates are falling and bond prices are rising. To build up our stake, we redeployed some of our cash and also directed new money coming into the Fund toward Treasuries. We took a laddered approach, spreading our investments across Treasury bonds with five-, ten- and thirty-year maturities. As bond yields began creeping up during November, we began to cut back on Treasuries, moving the Fund from a slightly above-average duration to a more neutral position. Duration measures how sensitive a bond is to changes in interest rates. The longer a bond's duration, the more its price will rise as interest rates fall or fall as interest rates rise. At the period's end, the Fund had 17% of its assets in Treasuries.

OPTIMISTIC OUTLOOK

We expect to see continued, steady economic progress as we move into the New Year. Investors are optimistic that a Republican-controlled Congress will make the tax cuts needed to stimulate growth. To track the economy's progress, we will closely watch holiday retail sales, stock market returns, gross domestic product data and consumer confidence trends. Once we see signs of consistent economic growth and the approach of rising interest rates, we plan to shorten the Fund's duration by scaling back on our Treasury allocation. A shorter duration means less price deterioration in a rising interest-rate environment. We also plan to move into higher-coupon mortgage bonds, which we believe offer investors the opportunity for additional yield as interest rates climb.

"We expect to see
 continued, steady eco-
 nomic progress as we
 move into the New Year."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
November 30, 2002

The index used for
comparison is the
Lehman Brothers
Government Bond
Index, an unmanaged
index of U.S. Treasury
and government
agency bonds.

It is not possible to
invest in an index.


                               Class A      Class B      Class C        Index
Inception date                 9-30-94      2-23-88       4-1-99           --

Average annual returns with maximum sales charge (POP)
One year                         2.40%        1.46%        4.45%        7.91%
Five years                       5.78%        5.66%          --         7.48%
Ten years                          --         5.93%          --         7.48%
Since inception                  6.99%          --         5.90%          --

Cumulative total returns with maximum sales charge (POP)
Six months                       0.67%      --0.02%        2.98%        6.36%
One year                         2.40%        1.46%        4.45%        7.91%
Five years                      32.43%       31.67%          --        43.45%
Ten years                          --        77.95%          --       105.67%
Since inception                 73.63%          --        23.39%          --

SEC 30-day yield as of November 30, 2002
                                 3.45%        2.86%        2.82%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class B1 shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Government Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Index and is equal to $20,567 as of November 30, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Government Income Fund, before sales charge, and is equal to $17,798 as of November 30, 2002.

                                    Class A      Class C 1
Period beginning                    9-30-94       4-1-99
Without sales charge                $18,189      $12,461
With maximum sales charge           $17,365      $12,336
Index                               $18,988      $13,111

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class A and Class C shares, respectively, as of November 30, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FUND'S
INVESTMENTS

Securities owned
by the Fund on
November 30, 2002
(unaudited)

This schedule is divided into three main categories: U.S. government and agencies securities, foreign government bonds and short-term investments. Short-term investments, which represent the Fund's cash position, are listed last.

                                                        INTEREST     MATURITY     PAR VALUE
ISSUER, DESCRIPTION                                     RATE         DATE        (000s OMITTED)          VALUE
U.S. GOVERNMENT AND AGENCIES SECURITIES 89.76%                                                     $634,635,502
(Cost $618,779,077)

Government -- U.S. 16.63%                                                                          $117,607,890
United States Treasury,
  Bond                                                    12.750%      11-15-10         $18,500      23,726,250
  Bond                                                    12.000       08-15-13          25,500      36,405,228
  Bond                                                     9.250       02-15-16          10,000      14,369,530
  Bond                                                     7.250       08-15-22          23,000      28,830,868
  Bond                                                     5.250       11-15-28           9,000       9,029,529
  Bond                                                     5.375       02-15-31           5,000       5,246,485

Government -- U.S. Agencies 73.13%                                                                  517,027,612
Federal Farm Credit Bank,
  Bond Ser A                                              14.050       06-02-03           2,000       2,128,432
Federal Home Loan Mortgage Corp.,
  30 Yr Pass Thru Ctf                                      9.500       08-01-16           2,116       2,386,151
  CMO REMIC 1603-K                                         6.500       10-15-23           5,000       5,312,373
  CMO REMIC 1608-L                                         6.500       09-15-23          12,000      12,788,514
  CMO REMIC 1617-PM                                        6.500       11-15-23          10,000      10,653,360
  CMO REMIC 1634-PN                                        4.500       12-15-23          10,575      10,042,400
  CMO REMIC 1727-I                                         6.500       05-15-24           5,000       5,295,949
  CMO REMIC 2439-LT                                        5.750       06-15-25          10,000      10,321,125
  CMO REMIC 2445-LB                                        5.500       08-15-16           7,000       7,221,927
  Note                                                     5.750       04-29-09          15,000      15,572,295
  Note                                                     5.125       07-15-12          10,000      10,287,200
Federal National Mortgage Assn.,
  15 Yr Pass Thru Ctf                                      9.000       02-01-10             652         692,057
  15 Yr Pass Thru Ctf                                      6.500       05-01-13           5,531       5,819,264
  15 Yr Pass Thru Ctf                                      6.000       09-01-13 to
                                                                       05-01-16          31,088      32,433,061
  15 Yr Pass Thru Ctf                                      5.500       06-01-16 to
                                                                       12-01-17          13,925      14,275,898
  15 Yr Pass Thru Ctf                                      5.000       12-01-17          20,000      20,150,000
  30 Yr Pass Thru Ctf                                      8.500       09-01-24 to
                                                                       10-01-24           1,623       1,758,075
  30 Yr Pass Thru Ctf                                      5.500       12-01-31          10,000      10,018,750
  30 Yr Pass Thru Ctf                                      7.000       05-01-32          18,250      19,053,633
  30 Yr Pass Thru Ctf                                      6.000       06-01-32          19,048      19,486,797
  CMO REMIC 1993-225-TK                                    6.500       12-25-23           5,032       5,423,959
  CMO REMIC 1994-60-PJ                                     7.000       04-25-24           6,100       6,549,250
  CMO REMIC 1994-75-K                                      7.000       04-25-24           3,100       3,304,092
  CMO REMIC 1996-28-PK                                     6.500       07-25-25           7,589       7,808,254
  CMO REMIC 2002-50-PC                                     6.000       08-25-26           6,000       6,208,855
  CMO REMIC G-08-E                                         9.000       04-25-21           1,071       1,190,088
  Note                                                     2.625       05-20-05           6,000       6,009,828
  Note                                                     4.750       06-18-07          15,000      15,520,470
  Note                                                     3.500       10-15-07           7,250       7,121,450
  Sub Note                                                 6.250       02-01-11           5,000       5,422,600
Financing Corp.,
  Bond                                                     8.600       09-26-19          11,220      14,941,708
Government National Mortgage Assn.,
  30 Yr Pass Thru Ctf                                      5.500       12-19-30          27,000      27,177,174
  30 Yr Pass Thru Ctf                                      6.000       12-20-32          63,000      64,693,125
  30 Yr Pass Thru Ctf                                      6.500       02-15-27 to
                                                                       05-15-32          89,690      93,392,962
  30 Yr Pass Thru Ctf                                      7.000       05-15-29          22,310      23,462,896
  30 Yr Pass Thru Ctf                                     11.000       01-15-14 to
                                                                       12-15-15           1,740       2,006,088
Small Business Administration,
  Pass Thru Ctf Ser 97-B                                   7.100       02-01-17           3,153       3,302,647
  Pass Thru Ctf Ser 97-D                                   7.500       04-01-17           3,315       3,522,323
  Pass Thru Ctf Ser 97-E                                   7.300       05-01-17           4,059       4,272,582

FOREIGN GOVERNMENT BONDS 5.25%                                                                      $37,079,068
(Cost $36,688,928)

U.S. Dollar-Denominated Foreign
Government Bonds 5.25%                                                                               37,079,068
Quebec, Province of,
  Deb Ser NJ (Canada)                                      7.500       07-15-23           1,000       1,203,500
  Note (Canada)                                            5.000       07-17-09           9,000       9,364,419
Hydro-Quebec,
  Gtd Deb Ser HH (Canada)                                  8.500       12-01-29           5,000       6,748,925
  Gtd Deb Ser IF (Canada)                                  8.000       02-01-13          16,000      19,762,224

SHORT-TERM INVESTMENTS 22.50%                                                                      $159,070,000
(Cost $159,070,000)

Joint Repurchase Agreement 22.50%
Investment in a joint repurchase agreement
  transaction with UBS Warburg, Inc. -- Dated
  11-29-02, due 12-02-02 (Secured by
  U.S. Treasury Bonds, 6.50% thru 13.75%,
  due 05-15-03 thru 11-15-26 and U.S. Treasury
  Notes, 5.50%, due 02-28-03 and 03-31-03)                 1.33        12-02-02         159,070     159,070,000

TOTAL INVESTMENTS 117.51%                                                                          $830,784,570

OTHER ASSETS AND LIABILITIES, NET (17.51%)                                                        ($123,782,264)

TOTAL NET ASSETS 100.00%                                                                           $707,002,306


Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, the security is U.S. dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

November 30, 2002
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $655,468,005)                         $671,714,570
Joint repurchase agreement (cost $159,070,000)                    159,070,000
Cash                                                                      928
Receivable for investments sold                                       237,419
Receivable for shares sold                                            223,779
Interest receivable                                                 5,654,479
Other assets                                                          255,922

Total assets                                                      837,157,097

LIABILITIES
Payable for investments purchased                                 128,269,535
Payable for shares repurchased                                        802,061
Dividends payable                                                     218,964
Payable to affiliates                                                 608,617
Other payables and accrued expenses                                   255,614

Total liabilities                                                 130,154,791

NET ASSETS
Capital paid-in                                                   826,121,703
Accumulated net realized loss on investments                     (133,822,938)
Net unrealized appreciation of investments                         16,246,565
Distributions in excess of net investment income                   (1,543,024)

Net assets                                                       $707,002,306

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($562,491,169 [DIV] 59,337,999 shares)                          $9.48
Class B ($130,774,509 [DIV] 13,793,462 shares)                          $9.48
Class C ($13,736,628 [DIV] 1,449,007 shares)                            $9.48

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($9.48 [DIV] 95.5%)                                           $9.93
Class C ($9.48 [DIV] 99%)                                               $9.58

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
November 30, 2002
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Interest (including securities lending income of $76,824)         $18,214,638

Total investment income                                            18,214,638

EXPENSES
Investment management fee                                           2,148,101
Class A distribution and service fee                                  697,594
Class B distribution and service fee                                  586,590
Class C distribution and service fee                                   56,971
Transfer agent fee                                                    702,770
Accounting and legal services fee                                      72,200
Custodian fee                                                          59,355
Registration and filing fee                                            46,269
Auditing fee                                                           21,342
Trustees' fee                                                          17,636
Miscellaneous                                                          17,461
Printing                                                               13,185
Interest expense                                                        4,234
Legal fee                                                               3,182

Total expenses                                                      4,446,890
Less expense reductions                                              (431,133)

Net expenses                                                        4,015,757

Net investment income                                              14,198,881

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                   16,384,073
Change in unrealized appreciation (depreciation)
  of investments                                                    3,687,279

Net realized and unrealized gain                                   20,071,352

Increase in net assets from operations                            $34,270,233

1 Semiannual period from 6-1-02 through 11-30-02.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                           YEAR        PERIOD
                                                          ENDED         ENDED
                                                        5-31-02      11-30-02 1

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                               $30,983,067   $14,198,881
Net realized gain                                     6,505,121    16,384,073
Change in net unrealized
  appreciation (depreciation)                         5,609,822     3,687,279

Increase in net assets resulting
  from operations                                    43,098,010    34,270,233

Distributions to shareholders
From net investment income
Class A                                             (29,189,031)  (13,075,918)
Class B                                              (4,363,668)   (2,294,759)
Class C                                                (237,653)     (221,149)
                                                    (33,790,352)  (15,591,826)
From Fund share transactions                           (276,733)   63,498,681

NET ASSETS
Beginning of period                                 615,794,293   624,825,218

End of period 2                                    $624,825,218  $707,002,306

1 Semiannual period from 6-1-02 through 11-30-02. Unaudited.

2 Includes distributions in excess of net investment income of $150,079 and $1,543,024, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           5-31-98     5-31-99     5-31-00     5-31-01     5-31-02 1  11-30-02 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.93       $9.25       $9.02       $8.58       $9.06       $9.21
Net investment income 3                                   0.62        0.57        0.55        0.55        0.47        0.20
Net realized and unrealized
  gain (loss) on investments                              0.32       (0.23)      (0.44)       0.48        0.19        0.29
Total from
  investment operations                                   0.94        0.34        0.11        1.03        0.66        0.49
Less distributions
From net investment income                               (0.62)      (0.57)      (0.55)      (0.55)      (0.51)      (0.22)
Net asset value,
  end of period                                          $9.25       $9.02       $8.58       $9.06       $9.21       $9.48
Total return 4 (%)                                       10.82        3.64 5      1.38 5     12.26 5      7.37 5      5.37 5,6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $340        $585        $505        $521        $532        $562
Ratio of expenses
  to average net assets (%)                               1.10        1.05        1.05        1.02        1.04        1.03 7
Ratio of adjusted expenses
  to average net assets 8 (%)                               --        1.10        1.18        1.15        1.17        1.16 7
Ratio of net investment income
  to average net assets (%)                               6.79        6.08        6.31        6.13        5.04        4.28 7
Portfolio turnover                                         106         161 9       106          68         110         183

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           5-31-98     5-31-99     5-31-00     5-31-01     5-31-02 1  11-30-02 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.93       $9.25       $9.02       $8.58       $9.06       $9.21
Net investment income 3                                   0.55        0.50        0.49        0.48        0.40        0.17
Net realized and unrealized
  gain (loss) on investments                              0.32       (0.23)      (0.44)       0.48        0.19        0.29
Total from
  investment operations                                   0.87        0.27        0.05        0.96        0.59        0.46
Less distributions
From net investment income                               (0.55)      (0.50)      (0.49)      (0.48)      (0.44)      (0.19)
Net asset value,
  end of period                                          $9.25       $9.02       $8.58       $9.06       $9.21       $9.48
Total return 4 (%)                                       10.01        2.92 5      0.64 5     11.44 5      6.57 5      4.98 5,6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $118        $197        $113         $93         $86        $131
Ratio of expenses
  to average net assets (%)                               1.85        1.74        1.78        1.75        1.79        1.78 7
Ratio of adjusted expenses
  to average net assets 8 (%)                               --        1.79        1.91        1.88        1.92        1.91 7
Ratio of net investment income
  to average net assets (%)                               6.05        5.39        5.58        5.41        4.29        3.50 7
Portfolio turnover                                         106         161 9       106          68         110         183

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           5-31-99 10  5-31-00     5-31-01     5-31-02 1  11-30-02 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.15       $9.02       $8.58       $9.06       $9.21
Net investment income 3                                   0.07        0.49        0.48        0.40        0.17
Net realized and unrealized
  gain (loss) on investments                             (0.13)      (0.44)       0.48        0.19        0.29
Total from
  investment operations                                  (0.06)       0.05        0.96        0.59        0.46
Less distributions
From net investment income                               (0.07)      (0.49)      (0.48)      (0.44)      (0.19)
Net asset value,
  end of period                                          $9.02       $8.58       $9.06       $9.21       $9.48
Total return 4,5 (%)                                     (0.65) 6     0.61       11.42        6.57        4.98 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 11       -- 11       $2          $7         $14
Ratio of expenses
  to average net assets (%)                               1.80 7      1.80        1.77        1.79        1.77 7
Ratio of adjusted expenses
  to average net assets 8 (%)                             1.85 7      1.93        1.90        1.92        1.90 7
Ratio of net investment income
  to average net assets (%)                               5.33 7      5.56        5.30        4.29        3.47 7
Portfolio turnover                                         161 9       106          68         110         183

 1 As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains per share by $0.04 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 5.49%, 4.74% and 4.74% for Class A, Class B and Class C shares, respectively. The effect of this change on per share amounts for the period ended November 30, 2002 was to decrease net investment income and per share by $0.02, decrease net realized and unrealized gains per share by $0.02 and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 4.69%, 3.91% and 3.88% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.

 2 Semiannual period from 6-1-02 through 11-30-02. Unaudited.

 3 Based on the average of the shares outstanding.

 4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 6 Not annualized.

 7 Annualized.

 8 Does not take into consideration expense reductions during the periods shown.

 9 Excludes merger activity.

10 Class C shares began operations on 4-1-99.

11 Less than $500,000.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Government Income Fund (the "Fund") is a diversified series of John Hancock Bond Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to earn a high level of current income consistent with preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $475 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended November 30, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On November 30, 2002, the Fund loaned securities having a market value of $147,568,625 collateralized by securities in the amount of $151,114,550.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $69,665,235 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2003 -- $34,312,457, May 31, 2004 -- $5,561,263, May 31, 2005 -- $4,339,751, May 31, 2008 -- $12,181,718 and
May 31, 2010 -- $13,270,046.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.65% of the first $200,000,000 of the Fund's average daily net asset value, (b) 0.625% of the next $300,000,000 and (c) 0.60% of the Fund's average daily net asset value in excess of $500,000,000.

The Adviser has agreed to limit the management fee to 0.50% of the Fund's average daily net assets, at least until September 30, 2003. Accordingly, the reduction in the management fee amounted to $431,133 for the period ended November 30, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended November 30, 2002, JH Funds received net up-front sales charges of $409,727 with regard to sales of Class A shares. Of this amount, $46,828 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $259,329 was paid as sales commissions to unrelated broker-dealers and $103,570 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended November 30, 2002, JH Funds received net up-front sales charges of $34,060 with regard to sales of Class C shares. Of this amount, $31,105 was paid as sales commissions to unrelated broker-dealers and $2,955 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption, or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption, or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended November 30, 2002, CDSCs received by JH Funds amounted to $171,829 for Class B shares and $4,829 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses. Effective January 1, 2003, the Fund will pay a monthly transfer agent fee at an annual rate of 0.015% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of- pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                        YEAR ENDED 5-31-02             PERIOD ENDED 11-30-02 1
                                  SHARES            AMOUNT          SHARES            AMOUNT
CLASS A SHARES
Sold                          10,116,834       $93,276,543       6,448,576       $61,034,947
Distributions reinvested       2,136,917        19,717,232         962,859         9,120,996
Repurchased                  (11,866,565)     (109,186,800)     (5,908,496)      (55,897,075)
Net increase                     387,186        $3,806,975       1,502,939       $14,258,868

CLASS B SHARES
Sold                           4,970,939       $45,945,588       7,834,267       $74,084,562
Distributions reinvested         271,613         2,506,800         174,980         1,658,765
Repurchased                   (6,190,565)      (57,004,790)     (3,505,038)      (33,156,301)
Net increase (decrease)         (948,013)      ($8,552,402)      4,504,209       $42,587,026

CLASS C SHARES
Sold                             744,260        $6,883,016       1,074,468       $10,177,534
Distributions reinvested          21,018           193,854          16,845           159,803
Repurchased                     (283,819)       (2,608,176)       (388,277)       (3,684,550)
Net increase                     481,459        $4,468,694         703,036        $6,652,787

NET INCREASE (DECREASE)          (79,368)        ($276,733)      6,710,184       $63,498,681

1 Semiannual period from 6-1-02 through 11-30-02. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities other than short-term securities and obligations of the U.S. government, during the period ended November 30, 2002, aggregated $830,106,628 and $762,424,175, respectively. Purchases and proceeds from sales or maturities of obligations of the U.S. government aggregated $425,053,398 and $431,333,262, respectively, during the period ended November 30, 2002.

The cost of investments owned on November 30, 2002, including short-term investments, for federal income tax purposes was $816,347,179. Gross unrealized appreciation and depreciation of investments aggregated $17,164,634 and $2,727,243, respectively, resulting in net unrealized appreciation of $14,437,391. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of amortization of premiums and accretion of discounts on debt securities.

NOTE E
Change in accounting principle

Effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $2,396,887 reduction in the cost of investments and a corresponding increase in net unrealized appreciation of investments, based on securities held as of May 31, 2001.

The effect of this change for the year ended May 31, 2002, was to decrease net investment income by $2,805,575, decrease unrealized appreciation of investments by $461,926 and increase net realized gain on investments by $3,267,501.

The effect of this change for the period ended November 30, 2002, was to decrease net investment income by $1,392,945, decrease unrealized appreciation of investments by $125,787 and increase net realized gain on investments by $1,518,732.

The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

NOTE F
Change in Independent Auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Ernst & Young LLP as the Fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended May 31, 2003. During the two most recent fiscal years, Ernst & Young LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles, financial statements disclosure or audit scope, which if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the disagreement in their report.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Classic Value Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
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                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

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560SA  11/02
        1/03






John Hancock
High Yield
Bond Fund

SEMI
ANNUAL
REPORT

11.30.02

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[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Manager's report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 21

For your information
page 37


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October and November, the broad Standard & Poor's 500 Index is down 17% year to date through November, the Dow Jones Industrial Average is off 9% and the technology-laden Nasdaq Composite Index has fallen 24%. Investors in equity mutual funds have been unable to escape the market's descent, as almost 98% of all U.S. diversified equity funds have produced negative results through November, according to Lipper, Inc., and the average equity fund has lost 18%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
high current
income. Capital
appreciation is
a secondary
goal. The Fund
invests primarily
in U.S. and foreign
high-yield bonds
and other debt
securities rated
BB/Ba or lower
and their unrated
equivalents.

Over the last six months

* High-yield bonds struggled in a weak economic and stock-market environment.

* The Fund's stake in airline holdings detracted from performance, especially after US Airways' bankruptcy filing.

* Individual companies that met or exceeded earnings expectations were big winners.

[Bar chart with heading "John Hancock High Yield Bond Fund." Under the heading is a note that reads "Fund performance for the six months ended November 30, 2002." The chart is scaled in increments of 2% with -10% at the bottom and 0% at the top. The first bar represents the -8.16% total return for Class A. The second bar represents the -8.52% total return for Class B. The third bar represents the -8.52% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 issuers

 4.2%   Nextel Communications, Inc.
 3.4%   Freeport-McMoRan Copper & Gold, Inc.
 2.5%   CSC Holdings, Inc.
 2.2%   Northwest Airlines Corp.
 1.9%   Grey Wolf, Inc.
 1.8%   Allied Waste North America, Inc.
 1.8%   Amtran, Inc.
 1.7%   Smurfit-Stone Container Corp.
 1.6%   Federative Republic of Brazil
 1.5%   TECO Energy, Inc.

As a percentage of net assets on November 30, 2002.



BY ARTHUR N. CALAVRITINOS, CFA, PORTFOLIO MANAGER

John Hancock
High Yield Bond Fund

MANAGER'S
REPORT

High-yield bonds struggled in an extremely difficult environment for much of the six months ended November 30, 2002. In the summer, the economic recovery stalled and corporate profits remained weak, while accounting and other corporate scandals shook investors, as did heightened fears of terrorism and war with Iraq. As a result, the stock market plunged to post-September 11, 2001 lows. High-yield bonds, which typically move more in tandem with stocks than with bonds, followed suit. Investors also soured on high-yield, or "junk," bonds after the headline bankruptcies of telecommunications company WorldCom, cable TV operator Adelphia Communications and Charter Communications.

"High-yield bonds strug-
 gled in an extremely
 difficult environment
 for much of the six
 months..."

In a period when investors sought safety in the highest-quality assets, the spread, or difference, between interest rates on high-yield bonds and U.S. Treasuries of similar maturities widened to a near all-time high of 11% in October, reflecting the risk premium investors were placing on high-yield bonds. Even though high-yield bonds lost ground in the last six months, they still outperformed the stock market. For the six months ended November 30, 2002, the Merrill Lynch High Yield Master II Index returned -5.73%, compared with the -11.49% return of the Standard & Poor's 500 Index.

FUND PERFORMANCE

For the six months ended November 30, 2002, John Hancock High Yield Bond Fund posted total returns of -8.16%, -8.52% and -8.52%, respectively, at net asset value. That compared with the -3.76% return of the average high current yield fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

[A photo of Arthur Calavritinos flush right next to first paragraph.]

With our focus on high current income, we tend to invest more of our assets in lower-quality, higher-yielding securities rated B, where we believe the benefits are worth the added risk. As in any difficult market, they were hit harder than higher-quality junk bonds rated BB, so our emphasis on B-rated bonds caused us to lag our peers.

AIRLINES, ENERGY HURT

Our large stake in airline holdings was perhaps our biggest detractor to performance in the six-month period. After rallying earlier in 2002, airlines began to struggle as business revenue was slower than expected, and the fare environment weakened in general. Then in August, the bankruptcy filing by US Airways took investors by surprise, and caused a downturn in the entire group, hurting our secured bonds -- securities backed by airplane assets. But we are holding onto our positions, because we believe that even though the landscape may change and a few players might fall away, the airline industry is too vital a piece of the economy to be allowed to collapse.

"Our large stake in airline
 holdings was perhaps
 our biggest detractor to
 performance..."

Oil and gas companies had also rebounded in the first part of 2002 as the economy strengthened and expectations grew for a rise in demand for hydrocarbons. But the group produced surprisingly disappointing results in the last six months, as the economy's growth was weaker than expected and fears grew of a double-dip recession. That hurt our stakes in deep driller Grey Wolf and natural gas company Key Energy. We also experienced a company-specific problem at Horizon Resources (formerly AEI Resources). The fourth-largest coal company, and a fairly large holding of ours, emerged in good financial shape from bankruptcy in April. But soon after, the bonds took a big hit when the company announced exceedingly poor results for its June quarter. This was due to management's decision to close some mines and significantly cut production to reduce coal inventory. We sold our bond stake in September when the company guided expectations down again, and in November, the company filed for bankruptcy protection a second time.

[Table at top left-hand side of page entitled "Bond quality distribution."
The first listing is A--1%, the second is BBB--5%, the third BB--9%, the fourth B--43%, the fifth CCC--13%, the sixth CC--2%, the seventh C--1% and the eighth D--3%.]

SOLID EARNINGS EQUAL GOOD RESULTS

Despite the difficult environment, we had our share of winners, which all had one thing in common: consistent earnings that met or exceeded expectations. These included Nextel Communications, a large and long-standing position of ours whose bond and stock prices had fallen earlier in the year. We held on, believing in the long-term prospects of the company and the unique wireless features it offers. We were rewarded when their prices came roaring back after the company delivered spectacular numbers based on strong unit growth. Two other companies that delivered on earnings and saw their bond prices rise were mining company Freeport-McMoRan Copper & Gold and waste hauler Allied Waste North America. As a group, our casino holdings also held up well as attendance defied the odds and remained strong.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 11-30-02." The chart is divided into six sections (from top to left): U.S. corporate bonds 58%, Foreign corporate bonds 17%, Preferred stocks & warrants 11%, Common stock 7%, Short-term investments & other 5% and Foreign government bonds 2%.]

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Nextel Communications followed by an up arrow with the phrase "On-target earnings; unique technology." The second listing is Trump Castle Funding followed by an up arrow with the phrase "Steady cash flow; strong attendance." The third listing is Horizons Resources followed by a down arrow with the phrase "Company-specific problems lead to bankruptcy filing."]

OPPORTUNITIES AHEAD

We are cautiously optimistic about the prospects for high-yield bonds going forward. The tide had actually begun to turn in the last six weeks of the period, as the stock market rallied sharply and investors, more comfortable that the economy would strengthen, returned to the high-yield market for its yield advantage over Treasuries. And with prices so beaten down, high-yield bonds still offer particularly attractive opportunities for selective, value-oriented investors like us with long-term horizons.

"And with prices so beaten
 down, high-yield bonds
 offer particularly attractive
 opportunities..."

But with volatility expected to remain in the near term, the market remains a true credit-pickers' market, requiring industry knowledge to understand what to avoid and what to buy. For example, we recently initiated positions in several utility companies after their bond prices got beaten down in the Enron fallout. After in-depth analysis, we concluded that there was value in these companies, even though they are currently misunderstood by the market. But we believe their high current yields make them attractive candidates to hold while waiting for that value to be realized.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in high-yield bonds.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
November 30, 2002

The index used for
comparison is the
Merrill Lynch High
Yield Master II Index,
an index composed of
U.S. currency high-
yield bonds issued by
U.S. and non-U.S.
issuers.

It is not possible to
invest in an index.

                              Class A      Class B      Class C        Index
Inception date                6-30-93     10-26-87       5-1-98           --

Average annual returns with maximum sales charge (POP)
One year                        -5.08%       -5.72%       -3.23%       -4.06%
Five years                      -2.81%       -2.88%          --         0.42%
Ten years                          --         4.45%          --         6.03%
Since inception                  3.41%          --        -4.93%          --

Cumulative total returns with maximum sales charge (POP)
Six months                     -12.25%      -12.84%      -10.34%       -5.73%
One year                        -5.08%       -5.72%       -3.23%       -4.06%
Five years                     -13.29%      -13.58%          --         2.14%
Ten years                          --        54.56%          --        79.64%
Since inception                 37.18%          --       -20.70%          --

SEC 30-day yield as of November 30, 2002
                                13.13%       13.12%       12.88%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class B1 shares for the period indicated. For comparison, we've shown the same investment in the Merrill Lynch High Yield Master II Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents Index and is equal to $17,964 as of November 30, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Bond Fund, before sales charge, and is equal to $15,458 as of November 30, 2002.

                                    Class A      Class C 1
Period beginning                    6-30-93       5-1-98
Without sales charge                $14,363       $8,014
With maximum sales charge           $13,720       $7,934
Index                               $16,108       $9,782

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class A and Class C shares, respectively, as of November 30, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
November 30, 2002
(unaudited)

This schedule is divided into four main categories: bonds, common stocks, preferred stocks, rights and warrants, and short-term investments. Bonds, common stocks and preferred stocks, rights and warrants are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

ISSUER, DESCRIPTION,                                                 INTEREST    CREDIT      PAR VALUE
MATURITY DATE                                                        RATE        RATING*    (000s OMITTED)        VALUE

BONDS 77.21%                                                                                               $559,611,266
(Cost $824,946,176)

Advertising 0.29%                                                                                            $2,122,500
Donnelley (R.H.) Finance Corp. I,
  Sr Sub Note 12-15-12 (R)                                             10.875%     B+            $2,000       2,122,500

Agricultural Operations 0.23%                                                                                 1,632,715
Iowa Select Farms L.P./ISF Finance, Inc.,
  Jr Sec Sub Note, Payment-In-Kind, 12-01-06 (R)                       10.750      Ca             2,721       1,632,715

Automobiles/Trucks 1.10%                                                                                      7,986,656
J.B. Poindexter & Co., Inc.,
  Sr Note 05-15-04                                                     12.500      B-             9,725       7,986,656

Banks -- United States 0.62%                                                                                  4,469,610
CSBI Capital Trust I,
  Gtd Sub Cap Inc Ser A 06-06-27                                       11.750      B-             3,890       4,469,610

Building 0.71%                                                                                                5,124,250
Amatek Industries Property Ltd.,
  Sr Sub Note (Australia) 02-15-08                                     12.000      CCC+           4,975       5,124,250

Business Services -- Misc. 1.62%                                                                             11,711,230
COMFORCE Operating, Inc.,
  Sr Note Ser B 12-01-07                                               12.000      B3             3,000       1,665,000
MSX International, Inc.,
  Gtd Sr Sub Note 01-15-08                                             11.375      B              3,500       1,575,000
Muzak LLC/Muzak Finance Corp.,
  Gtd Sr Sub Note 03-15-09                                              9.875      B-             6,337       5,006,230
Sotheby's Holdings, Inc.,
  Note 02-01-09                                                         6.875      B+             4,950       3,465,000

Chemicals 2.64%                                                                                              19,158,350
American Pacific Corp.,
  Sr Note 03-01-05                                                      9.250      BB-            2,970       3,014,550
Applied Extrusion Technologies, Inc.,
  Sr Note 07-01-11                                                     10.750      B              5,950       3,927,000
Huntsman ICI Chemicals LLC,
  Sr Sub Note 07-01-09                                                 10.125      B-             2,900       2,552,000
Huntsman ICI Holdings LLC,
  Sr Disc Note 12-31-09                                                  Zero      B+            14,020       3,364,800
Trikem S.A.,
  Bond (Brazil) 07-24-07 (R)                                           10.625      B+            14,000       6,300,000

Computers 0.00%                                                                                                       0
Interact Operating Co.,
  Sr Note 08-01-03 (B)                                                 14.000      D              4,208               0

Consumer Products -- Misc. 0.06%                                                                                444,767
Diamond Brands Operating Corp.,
  Sr Sub Note 04-15-08 (B)                                             10.125      D              5,000         250,000
Indesco International, Inc.,
  Note 03-08-08                                                        10.000      B-               196         194,767

Containers 3.67%                                                                                             26,584,281
Gaylord Container Corp.,
  Sr Sub Note Ser B 02-15-08                                            9.875      BBB            4,515       4,289,250
Kappa Beheer B.V.,
  Sr Sub Bond (Netherlands) 07-15-09                                   10.625      B              3,175       3,397,250
  Sr Sub Bond, Step Coupon (12.50%, 07-15-04)
  (Netherlands) 07-15-09 (A) (E)                                         Zero      B              4,400       3,928,181
Riverwood International Corp.,
  Gtd Sr Sub Note 04-01-08                                             10.875      CCC+           8,980       9,159,600
Vicap S.A. de C.V.,
  Gtd Sr Note (Mexico) 05-15-07                                        11.375      B+             7,000       5,810,000

Cosmetics & Personal Care 0.04%                                                                                 317,500
Global Health Sciences, Inc.,
  Gtd Sr Note 05-01-08 (B)                                             11.000      D              3,175         317,500

Diversified Operations 0.71%                                                                                  5,160,261
Diamond Holdings Plc,
  Bond (United Kingdom) 02-01-08 #                                     10.000      B              4,950       5,160,261

Electronics 0.75%                                                                                             5,468,000
UCAR Finance, Inc.,
  Gtd Sr Note 02-15-12 (R)                                             10.250      B              6,835       5,468,000

Energy 3.22%                                                                                                 23,313,002
Great Lakes Acquisition Corp.,
  Sr Disc Deb Ser B, Step Coupon (13.125%,
  05-15-03) 05-15-09 (A)                                                 Zero      B-             9,300       4,185,000
Great Lakes Carbon Corp.,
  Gtd Sr Sub Note Ser B 05-15-08                                       10.250      B-             9,247       6,484,459
P&L Coal Holdings Corp.,
  Sr Sub Note Ser B 05-15-08                                            9.625      B+             2,607       2,750,385
Port Arthur Finance Corp.,
  Gtd Sr Sub Note 01-15-09                                             12.500      BB             9,289       9,893,158

Finance 1.52%                                                                                                11,001,135
Capital One Financial Corp.,
  Sr Note 02-01-07                                                      8.750      BB+            5,000       4,787,635
Jet Equipment Trust,
  Sr Sub Note Ser 1995-C 05-01-15 (R)                                  10.690      CCC            3,000         510,000
Norse CBO, Ltd.,
  Jr Sub Note 08-13-10 (r)                                               Zero      B-               750         270,000
PDVSA Finance Ltd.,
  Bond Ser 1998-1E (Venezuela) 11-15-28                                 7.500      BBB            3,850       2,733,500
Qwest Capital Funding, Inc.,
  Gtd Note 02-15-31                                                     7.750      C              5,000       2,700,000

Food 1.78%                                                                                                   12,918,900
Agrilink Foods, Inc.,
  Sr Sub Note 11-01-08                                                 11.875      B-             8,400       8,925,000
Mastellone Hermanos S.A.,
  Sr Note (Argentina) 04-01-08 (B)                                     11.750      D             13,875       3,607,500
RAB Holdings, Inc.,
  Sr Note 05-01-08 (R)                                                 13.000      Ca             1,380         386,400

Funeral Services & Related 0.25%                                                                              1,780,000
Service Corporation International,
  Deb 02-01-13                                                          7.875      BB-            2,000       1,780,000

Government -- Foreign 2.35%                                                                                  16,998,500
Brazil, Federative Republic of,
  Bond (Brazil) 07-26-07                                               11.250      BB-            9,900       7,078,500
  Note (Brazil) 01-11-12                                               11.000      B+             7,000       4,305,000
Panama, Republic of,
  Bond (Panama) 01-16-23                                                9.375      BB             1,000         995,000
Peru, Republic of,
  Note (Peru) 01-15-08                                                  9.125      BB-            2,000       1,980,000
Uruguay, Republic of,
  Note (Uruguay) 01-20-12                                               7.625      B-             6,000       2,640,000

Insurance 0.62%                                                                                               4,522,750
SIG Capital Trust I,
  Gtd Trust Preferred Security 08-15-27                                 9.500      BB+            5,000         250,000
Willis Corroon Corp.,
  Gtd Sr Sub Note 02-01-09                                              9.000      BB-            4,050       4,272,750

Leisure 6.10%                                                                                                44,239,402
AMC Entertainment, Inc.,
  Sr Sub Note 02-01-11                                                  9.500      CCC+           6,963       6,841,148
Chukchansi Economic Development Authority,
  Sr Note 06-15-09 (R)                                                 14.500      Caa1           2,500       2,475,000
Fitzgeralds Gaming Corp.,
  Gtd Sr Sec Note Ser B 12-15-04 (B)                                   12.250      Caa1           9,450         661,500
Hockey Co. (The)/Sport Maska, Inc.,
  Unit (Sr Sec Note & Sr Sec Note) 04-15-09                            11.250      B              5,500       5,506,875
Jacobs Entertainment, Inc.,
  Sr Sec Note 02-01-09 (R)                                             11.875      B              4,500       4,691,250
Jazz Casino Co. LLC,
  Floating Rate Sr Sec Note 03-31-08                                    4.548***   B3               960         951,454
Penn National Gaming, Inc.,
  Gtd Sr Sub Note Ser B 03-01-08                                       11.125      B-             2,975       3,242,750
Riviera Holdings Corp.,
  Gtd Sr Note 06-15-10                                                 11.000      B+             3,000       2,700,000
Trump Castle Funding, Inc.,
  Mtg Note 11-15-03                                                    11.750      Caa1           9,370       8,714,100
Waterford Gaming LLC/Waterford
Gaming Financial Corp.,
  Sr Note 03-15-10 (R)                                                  9.500      B+             4,843       4,964,075
Wynn Las Vegas LLC,
  2nd Mtg Note 11-01-10                                                12.000      CCC+           3,500       3,491,250

Machinery 0.86%                                                                                               6,225,000
Dresser Industries, Inc.,
  Deb 08-15-96                                                          7.600      A-             7,000       4,882,500
Glasstech, Inc.,
  Sr Note Ser B 07-01-04 (B)                                           12.750      D              4,475       1,342,500

Media 6.37%                                                                                                  46,164,714
Antenna TV S.A.,
  Sr Note (Greece) 07-01-08 (E)                                         9.750      BB-            8,250       6,236,944
CSC Holdings, Inc.,
  Sr Sub Deb 05-15-16                                                  10.500      B+            11,220      10,827,300
Innova S. de R.L.,
  Sr Note (Mexico) 04-01-07                                            12.875      B-             9,000       7,290,000
ONO Finance Plc,
  Gtd Sr Note (United Kingdom) 05-01-09 (E)                            13.000      CCC+           2,000         487,417
  Sr Note (United Kingdom) 02-15-11                                    14.000      CCC-           1,000         250,000
  Sr Sub Note (United Kingdom) 07-15-10 (E)                            14.000      CCC+           4,950       1,280,215
Paxson Communications Corp.,
  Gtd Sr Sub Disc Note, Step Coupon (12.25%,
  01-15-06) 01-15-09 (A)                                                 Zero      B-             8,750       5,250,000
  Gtd Sr Sub Note 07-15-08                                             10.750      B-             3,000       2,955,000
Pegasus Communications Corp.,
  Sr Note Ser B 08-01-07                                               12.500      CCC+          11,095       5,131,438
Pegasus Satellite Communications Corp.,
  Sr Sub Disc Note, Step Coupon (13.50%,
  03-01-04) 03-01-07 (A)                                                 Zero      CCC+           1,200         240,000
Sirius Satellite Radio, Inc.,
  Sr Disc Note, Step Coupon (15.00%, 12-01-02)
  12-01-07 (A)                                                           Zero      CCC-           2,990       1,076,400
XM Satellite Radio, Inc.,
  Sr Sec Note 03-15-10                                                 14.000      CCC+          12,850       5,140,000

Medical 0.24%                                                                                                 1,732,500
Magellan Health Services, Inc.,
  Sr Sub Note 02-15-08                                                  9.000      CC             9,900       1,732,500

Metal 5.09%                                                                                                  36,923,098
BWAY Corp.,
  Sr Sub Note 10-15-10 (R)                                             10.000      B-             2,500       2,556,250
Doe Run Resources Corp.,
  Gtd Sr Note Ser B 03-15-03 (B)                                       12.653***   D              4,975         995,000
  Gtd Sr Note Ser B 03-15-05 (B)                                       11.250      D              7,990       2,077,400
Freeport-McMoRan Copper & Gold, Inc.,
  Conv Sr Note 01-31-06                                                 8.250      B-             3,700       5,004,250
  Sr Note 11-15-06                                                      7.500      B-            14,375      12,829,688
  Sr Note 11-15-26                                                      7.200      B-             6,331       6,077,760
Golden Northwest Aluminum, Inc.,
  1st Mtg Note 12-15-06                                                12.000      CC             6,475         582,750
Haynes International, Inc.,
  Sr Note 09-01-04                                                     11.625      CCC+          10,000       6,800,000

Oil & Gas 9.11%                                                                                              66,006,540
Comstock Resources, Inc.,
  Gtd Sr Note 05-01-07                                                 11.250      B-             9,475      10,043,500
Frontier Oil Corp.,
  Sr Sub Note 11-15-09                                                 11.750      B              6,950       7,089,000
Giant Industries, Inc.,
  Gtd Sr Sub Note 09-01-07                                              9.000      B              5,810       4,008,900
  Gtd Sr Sub Note 05-15-12                                             11.000      B              6,100       4,209,000
Halliburton Co.,
  Floating Rate Note 07-16-03                                           1.930***   A-             2,000       1,903,340
Key Energy Services, Inc.,
  Sr Sub Note Ser B 01-15-09                                           14.000      B+             7,327       8,426,050
Mariner Energy, Inc.,
  Sr Sub Note Ser B 08-01-06                                           10.500      C              3,990       3,910,200
Ocean Rig Norway A.S.,
  Gtd Sr Sec Note (Norway) 06-01-08                                    10.250      CCC           11,295      10,052,550
Petrobras International Finance Co.,
  Sr Note (Brazil) 07-06-11                                             9.750      Baa1          10,000       8,000,000
Universal Compression, Inc.,
  Sr Disc Note, Step Coupon (9.875%, 02-15-03)
  02-15-08 (A)                                                           Zero      B+             8,200       8,364,000

Paper & Paper Products 3.30%                                                                                 23,928,515
Advance Agro Capital B.V.,
  Gtd Sr Note (Thailand) 11-15-07                                      13.000      CC             7,000       5,985,000
Alabama River Newsprint Co.,
  Note 04-30-25 (r)                                                     7.188      BB             3,576       3,218,365
APP China Group Ltd.,
  Unit (Sr Disc Note & Warrant) (Indonesia)
  03-15-10 (B) (R)                                                     14.000      D              9,250       2,590,000
APP Finance (II) Mauritius Ltd.,
  Bond (Indonesia) 12-29-49 (B)                                        12.000      D              7,500         187,500
APP Finance (VII) Mauritius Ltd.,
  Gtd Note (Indonesia) 04-30-03 (B) (R)                                 3.500      D                990         108,900
Corporacion Durango S.A. de C.V.,
  Sr Note (Mexico) 07-15-09 (R)                                        13.750      B              5,000       2,500,000
  Sr Sec Note (Mexico) 08-01-06                                        13.125      B             10,875       6,090,000
Indah Kiat Finance Mauritius Ltd.,
  Gtd Sr Note (Indonesia) 07-01-07 (B)                                 10.000      D              6,000       1,680,000
Indah Kiat International Finance Co.,
  Gtd Sec Bond Ser C (Indonesia) 06-15-06 (B)                          12.500      D              3,500       1,163,750
Tjiwi Kimia Finance Mauritius Ltd.,
  Gtd Sr Note (Indonesia) 08-01-04 (B)                                 10.000      D              1,500         405,000

Printing -- Commercial 0.27%                                                                                  1,960,000
American Color Graphics, Inc.,
  Gtd Sr Sub Note 08-01-05                                             12.750      B-             2,000       1,960,000

Retail 1.35%                                                                                                  9,768,888
American Restaurant Group, Inc.,
  Gtd Sr Sec Note Ser D 11-01-06                                       11.500      B-             5,494       4,669,900
Imperial Home Decor Group, Inc.,
  Gtd Sr Sub Note 03-15-08 (B)                                         11.000      D              4,875             488
St. John Knits International, Inc.,
  Sr Sub Note 07-01-09                                                 12.500      B-             4,950       5,098,500

Revenue Bonds 0.65%                                                                                           4,719,960
Capital Trust Agency,
  Rev Bond Seminole Tribe Convention &
  Resort Hotel Facil Ser 2002-A 10-01-33                               10.000      BB             3,000       3,052,710
Philadelphia Authority for Industrial Development,
  Spec Facil Rev Bond US Airways Inc Proj
  05-01-10 (B)                                                          7.500      D              8,550       1,667,250

Steel 1.26%                                                                                                   9,116,807
Gulf States Steel, Inc. of Alabama,
  1st Mtg Bond 04-15-03 (B)                                            13.500      Caa3          17,750           1,775
LTV Corp. (The),
  Gtd Sr Sub Note 11-15-09 (B)                                         11.750      Ca             9,700               1
Metallurg Holdings, Inc.,
  Sr Disc Note, Step Coupon (12.75%, 07-15-03)
  07-15-08 (A)                                                           Zero      CCC           11,185       4,585,850
Metallurg, Inc.,
  Gtd Sr Note Ser B 12-01-07                                           11.000      CCC+           4,270       3,501,400
NSM Steel, Inc./NSM Steel Ltd.,
  Gtd Sr Sub Mtg Note Ser B 02-01-08 (B) (R)                           12.250      D             10,175               1
Sheffield Steel Corp.,
  Sr Sec Note 04-30-07                                                 10.000      C              1,534       1,027,780

Telecommunications 2.91%                                                                                     21,086,589
CTI Holdings S.A.,
  Sr Note, Step Coupon (11.25%, 04-15-03)
  (Argentina) 04-15-08 (A) (B)                                           Zero      C              7,925         237,750
Grupo Iusacell S.A. de C.V.,
  Sr Note (Mexico) 12-01-06                                            14.250      CCC-           5,900       1,180,000
  GT Group Telecom, Inc.,
Unit (Sr Disc Note & Warrant), Step Coupon
  (13.25%, 02-01-05) 02-01-10 (A) (B)                                    Zero      D              5,750           5,750
Jazztel Plc,
  Sr Note (United Kingdom) 12-15-09 (E)                                13.250      C              2,200         262,608
McCaw International Ltd.,
  Sr Disc Note 04-15-07 (B)                                            13.000      D             12,300          30,750
Metrocall, Inc.,
  Sr Sub Note 09-15-08 (B)                                             11.000      D              4,000             400
Mobile Telesystems Finance S.A.,
  Gtd Bond (Luxembourg) 12-21-04                                       10.950      B+             7,000       7,315,000
Nextel Communications, Inc.,
  Sr Disc Note 10-31-07                                                 9.750      B              2,000       1,890,000
Nextel Partners, Inc.,
  Sr Disc Note, Step Coupon (14.00%, 02-01-04)
  02-01-09 (A)                                                           Zero      CCC+           1,930       1,389,600
PanAmSat Corp.,
  Gtd Sr Note 02-01-12 (R)                                              8.500      B-             1,500       1,466,250
PTC International Finance B.V.,
  Gtd Sr Sub Disc Note (Netherlands) 07-01-07                          10.750      B+             1,155       1,201,200
PTC International Finance II S.A.,
  Gtd Sr Sub Note (Luxembourg) 12-01-09 (E)                            11.250      B+             2,975       3,107,281
Rural Cellular Corp.,
  Sr Sub Note 01-15-10 (R)                                              9.750      B-             5,000       3,000,000

Textile 1.72%                                                                                                12,493,033
Coyne International Enterprises Corp.,
  Sr Sub Note 06-01-08                                                 11.250      Ca             5,925       2,955,094
Steel Heddle Group, Inc.,
  Sr Disc Deb, Step Coupon (13.75%, 06-01-03)
  06-01-09 (A) (B)                                                       Zero      Caa2           4,700               0
Steel Heddle Manufacturing Co.,
  Gtd Sr Sub Note Ser B 06-01-08 (B)                                   10.625      Caa1           5,950               1
Tropical Sportswear International Corp.,
  Sr Sub Note Ser A 06-15-08                                           11.000      B              5,950       5,957,438
William Carter Co. (The),
  Gtd Sr Sub Note Ser B 08-15-11                                       10.875      B-             3,300       3,580,500

Transportation 11.55%                                                                                        83,733,027
Alaska Airlines, Inc.,
  Equip Trust Ctf Ser A 04-12-10                                        9.500      BBB-           1,838       1,916,236
  Equip Trust Ctf Ser D 04-12-12                                        9.500      BBB-           3,230       3,044,746
Amtran, Inc.,
  Gtd Sr Note 12-15-05                                                  9.625      CCC            9,025       3,700,250
  Sr Note 08-01-04                                                     10.500      CCC           14,950       8,970,000
Cenargo International Plc,
  1st Mtg Note (United Kingdom) 06-15-08                                9.750      B-             3,980       2,623,616
CHC Helicopter Corp.,
  Sr Sub Note (Canada) 07-15-07 (E)                                    11.750      B              5,722       6,261,017
Delta Air Lines, Inc.,
  Deb 05-15-21                                                          9.750      BB-            2,400       1,608,000
Fine Air Services, Inc.,
  Sr Note 06-01-08 (B)                                                  9.875      Caa1           8,290               1
MRS Logistica S.A.,
  Bond Ser B (Brazil) 08-15-05 (R)                                     10.625      B              7,000       4,620,000
North American Van Lines, Inc.,
  Gtd Sr Sub Note 12-01-09                                             13.375      B-            10,200       9,588,000
Northwest Airlines, Inc.,
  Gtd Note 03-15-07                                                     8.700      B              7,900       4,937,500
  Gtd Sr Note 03-15-07                                                  9.875      B              4,000       2,480,000
NWA Trust,
  Note Ser C 12-21-12                                                  11.300      BBB            4,708       4,259,049
Pacer International, Inc.,
  Sr Sub Note 06-01-07                                                 11.750      B              4,950       4,999,500
Pacific & Atlantic Holdings, Inc.,
  Sr Sec Note (Greece) 12-31-07 (B) (R)                                10.500      Caa2           1,474         589,682
PCA LLC/PCA Finance Corp.,
  Sr Note 08-01-09 (R)                                                 11.875      B-             3,000       3,007,500
Piedmont Aviation, Inc.,
  Equip Trust Ctf Ser H 05-08-04 (B)                                    9.800      D                250          87,500
TFM S.A. de C.V.,
  Gtd Sr Disc Note (Mexico) 06-15-09                                   11.750      BB-            8,510       8,084,500
Ultralpetrol (Bahamas) Ltd.,
  1st Mtg Pfd Ship Note 04-01-08                                       10.500      BB-            2,250       1,785,938
United Air Lines, Inc.,
  Deb Ser A 05-01-04                                                   10.670      CC             1,400         301,000
  Equip Trust Ctf Ser 1991-D 11-20-12                                  10.360      CCC            2,500         975,000
  Equip Trust Ctf Ser 2000-1 Class A-2 01-01-12                         7.730      BBB-           5,275       4,058,532
US Airways, Inc.,
  Equip Trust Ctf Ser 1988-I 01-01-05 (B)                              10.800      D                400         140,000
  Pass Thru Ctf Ser 1990-A1 03-19-05 (B)                               11.200      D                637         191,179
  Pass Thru Ctf Ser 1993-A2 09-01-03 (B)                                9.625      D              1,665         582,750
  Pass Thru Ctf Ser 1993-A3 03-01-13 (B)                               10.375      D              9,925       3,473,750
  Pass Thru Ctf Ser B 11-15-04 (B)                                      9.360      D              2,079         727,781
World Airways, Inc.,
  Conv Sr Sub Deb 08-26-04 (R)                                          8.000      B-             2,000         720,000

Utilities 2.46%                                                                                              17,795,036
AES Corp.,
  Sr Sub Note 07-15-06                                                 10.250      B-             4,250       1,700,000
Midland Funding Corp. II,
  Deb Ser A 07-23-05                                                   11.750      BB-            5,000       5,050,000
Monterrey Power S.A. de C.V.,
  Sr Sec Bond (Mexico) 11-15-09 (R)                                     9.625      BBB-           2,639       2,903,212
South Point Energy Center LLC/Broad River Energy
  LLC/Rockgen Energy LLC,
  Gtd Sec Lease Oblig 05-30-12 (R)                                      8.400      BB             2,727       1,690,574
TECO Energy, Inc.,
  Sr Note 12-01-07 (R)                                                 10.500      BBB-           6,500       6,451,250

Waste Disposal Service & Equip. 1.79%                                                                        13,003,750
Allied Waste North America, Inc.,
  Sr Sub Note Ser B 08-01-09                                           10.000      B+            12,875      13,003,750

ISSUER, DESCRIPTION                                                                              SHARES           VALUE
COMMON STOCKS 7.04%                                                                                         $51,000,207
(Cost $147,546,432)

Chemicals 0.24%                                                                                               1,754,375
American Pacific Corp.**                                                                        200,500       1,754,375

Consumer Products -- Misc. 0.11%                                                                                794,140
Indesco International, Inc.**                                                                   168,966         794,140

Energy 0.04%                                                                                                    283,633
Horizon Natural Resources Co.**                                                                 378,178         283,633

Engineering/R & D Services 0.05%                                                                                329,845
Kaiser Group Holdings, Inc.**                                                                    81,949         329,845

Forestry 0.02%                                                                                                  170,450
Plum Creek Timber Co., Inc.                                                                       7,000         170,450

Leisure 0.51%                                                                                                 3,703,568
Fitzgeralds Gaming Corp. (B)**                                                                  156,752           1,567
Hollywood Casino Corp. (Class A)**                                                              300,000       3,702,000
Sunterra Corp.**                                                                                 20,188               1

Media 0.17%                                                                                                   1,216,338
Pegasus Communications Corp.**                                                                1,013,615       1,216,338

Metal 0.00%                                                                                                           1
Haynes Holdings, Inc.**                                                                          67,938               1

Oil & Gas 3.67%                                                                                              26,597,226
Chesapeake Energy Corp.                                                                       1,150,000       7,969,500
Grey Wolf, Inc.**                                                                             3,525,650      13,432,726
Hugoton Royalty Trust                                                                           250,000       2,945,000
Key Energy Services, Inc.**                                                                     250,000       2,250,000

Paper & Paper Products 0.04%                                                                                    291,600
Smurfit-Stone Container Corp.**                                                                  20,000         291,600

Real Estate Operations 0.13%                                                                                    907,100
Anthracite Capital, Inc. (r)                                                                     85,981         907,100

Retail 0.18%                                                                                                  1,295,393
Decorative Home Accents, Inc.**                                                                   1,000               1
Farm Fresh Holdings Corp. (Class B)**                                                             1,000               0
Pathmark Stores, Inc.**                                                                          88,778         345,409
Samuels Jewelers, Inc.**                                                                        300,000          12,750
SpinCycle, Inc.**                                                                               101,542         937,233

Steel 0.05%                                                                                                     364,845
Sheffield Steel Corp.**                                                                         243,397         364,845

Telecommunications 0.06%                                                                                        449,238
International Wireless Communications Holdings, Inc.                                            795,269               8
NII Holdings, Inc. (Class B)**                                                                    7,754          99,251
PFB Telecom B.V., (United Kingdom)**                                                            106,984               0
Versatel Telecom International N.V., American
Depositary Receipt (Netherlands) (B)                                                            104,709         349,979

Textile 0.00%                                                                                                         2
Willcox & Gibbs, Inc.**                                                                         229,554               2

Transportation 1.57%                                                                                         11,368,453
AMR Corp.**                                                                                     200,000       1,548,000
KLM Royal Dutch Airlines N.V. (Netherlands)                                                     107,625       1,173,113
Northwest Airlines Corp.**                                                                    1,027,000       8,647,340

Utilities 0.20%                                                                                               1,474,000
TECO Energy, Inc.                                                                               100,000       1,474,000

PREFERRED STOCKS, RIGHTS AND WARRANTS 11.19%                                                                 81,093,377
Cost ($99,563,280)

Chemicals 0.39%                                                                                               2,852,240
Hercules Trust I, 9.42%, Preferred Stock                                                        141,200       2,852,240
Sterling Chemicals Holdings, Warrant**                                                            1,000               0


Computers 0.00%                                                                                                       0
Inter-Act Electronic Marketing, Inc., 14.00%, Conv
Preferred Stock                                                                                   6,000               0
Inter-Act Electronic Marketing, Inc., Warrant**                                                   6,000               0
Interact Systems, Inc., Warrant (B)**                                                             6,000               0

Electronics 0.00%                                                                                                     0
Electronic Retailing Systems International, Inc., Warrant**                                       1,000               0

Engineering/R & D Services 0.37%                                                                              2,652,820
Kaiser Group Holdings, Inc., 7.00%, Ser 1, Preferred Stock                                       68,021       2,652,819
Kaiser Group Holdings, Inc., Right**                                                             68,021               1

Finance 0.37%                                                                                                 2,687,661
Fuji JGB Investment LLC, 9.87%, Ser A, Preferred Stock (Japan) (R)                                3,000       2,687,661

Leisure 0.02%                                                                                                   125,000
Fitzgeralds Gaming Corp., Preferred Stock (B)**                                                 125,000         125,000
Sunterra Corp., Warrant**                                                                        30,283               0

Manufacturing 0.00%                                                                                              28,092
HF Holdings, Inc., Warrant**                                                                     28,092          28,092

Media 2.41%                                                                                                  17,454,968
CSC Holdings, Inc., 11.125%, Ser M, Preferred Stock                                              40,000       3,500,000
CSC Holdings, Inc., 11.75%, Ser H, Preferred Stock                                               40,000       3,540,000
Granite Broadcasting Corp., 12.75%, Payment-In-Kind, Preferred Stock                             11,710       7,026,000
ONO Finance Plc, Warrant (United Kingdom) (R)**                                                   7,150              71
Pegasus Communications Corp., 6.50%, Ser C, Conv Preferred Stock                                 25,000         262,500
Pegasus Satellite Communications, Inc., 12.75%, Ser B, Preferred Stock                            1,831         640,850
Shaw Communications, Inc., 8.45%, Ser A, Preferred Stock (Canada)                                83,600       1,479,720
Shaw Communications, Inc., 8.50%, Preferred Stock (Canada)                                       56,800       1,005,360
XM Satellite Radio Holdings, Inc., Warrant (R)**                                                  9,350             467

Metal 0.08%                                                                                                     581,343
Freeport-McMoRan Copper & Gold, Inc., 7.00%, Conv Preferred Stock                                32,900         581,343

Oil & Gas 0.00%                                                                                                   7,175
Chesapeake Energy Corp., Warrant**                                                               17,011           7,175

Paper & Paper Products 2.44%                                                                                 17,668,068
Asia Pulp & Paper Co. Ltd., Warrant (B) (R)**                                                     9,250             578
Smurfit-Stone Container Corp., 7.00%, Ser A, Preferred Stock                                    614,900      11,959,805
TimberWest Forest Corp., Unit (Common & Preferred Shares) (Canada)                              751,400       5,707,685

Real Estate Operations 0.18%                                                                                  1,340,000
Anthracite Capital, Inc., Preferred Stock (r)                                                    67,000       1,340,000

Retail 0.01%                                                                                                     35,298
Hills Stores Co., Warrant**                                                                  10,482,000             105
Pathmark Stores, Inc., Warrant**                                                                 62,796          35,166
Samuels Jewelers, Inc., Warrant**                                                                 2,612              27

Steel 0.00%                                                                                                       1,179
Geneva Steel Co., 14.00%, Ser B, Preferred Stock (B)**                                           10,000           1,000
Nakornthai Strip Mill Plc, Warrant (Thailand) (R)**                                           9,591,354              96
Republic Technologies International LLC, Warrant (B) (R)**                                        8,300              83

Telecommunications 4.03%                                                                                     29,192,332
Cybernet Internet Services International, Inc., Warrant**                                         4,000               4
McCaw International Ltd., Warrant**                                                              10,050             100
Nextel Communications, Inc., 13.00%, Payment-In-Kind, Ser D, Preferred Stock                     30,258      28,215,585
Rural Cellular Corp., 12.25%, Payment-In-Kind, Preferred Stock                                   13,952         976,640
Startec Global Communications Corp., Warrant**                                                    3,000               3

Transportation 0.00%                                                                                                  1
Pacific & Atlantic Holdings, Inc., 7.50%, Preferred Stock (Greece) (B)**                         82,548               1

Utilities 0.89%                                                                                               6,467,200
Duke Energy Corp., 8.00%, Ser B, Conv Preferred Stock                                           200,000       3,320,000
TECO Energy, Inc., 9.50%, Conv Preferred Stock                                                  160,000       3,147,200


                                                                               INTEREST     PAR VALUE
ISSUER, DESCRIPTION                                                            RATE        (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 2.10%                                                                                $15,228,000
(Cost $15,228,000)

Joint Repurchase Agreement 2.10%
Investment in a joint repurchase agreement
  transaction with UBS Warburg, Inc. -- Dated
  11-29-02, due 12-02-02 (Secured by
  U.S. Treasury Bonds, 6.50% thru 13.75%,
  due 05-15-03 thru 11-15-26 and U.S. Treasury
  Notes, 5.50%, due 02-28-03 and 03-31-03)                                        1.33%         $15,228      15,228,000

TOTAL INVESTMENTS 97.54%                                                                                   $706,932,850

OTHER ASSETS AND LIABILITIES, NET 2.46%                                                                     $17,847,919

TOTAL NET ASSETS 100.00%                                                                                   $724,780,769

  * Credit ratings are rated by Moody's Investors Service or John Hancock
    Advisers, LLC where Standard & Poor's ratings are not available.

 ** Non-income producing security.

*** Represents rate in effect on November 30, 2002.

  # Par value of foreign bonds and common stocks is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(B) Non-income producing issuer filed for protection under Federal
    Bankruptcy Code or is in default of interest payment.

(E) Parenthetical disclosure of a country in the security description represents country of issuer; however, security is euro-denominated.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $63,442,515 or 8.75% of net assets as of November 30, 2002.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's by-laws and the Investment
    Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

    Additional information on these securities is as follows:

                                                          VALUE AS A
                                                          PERCENTAGE
                              ACQUISITION  ACQUISITION    OF FUND'S            VALUE AT
ISSUER, DESCRIPTION           DATE         COST           NET ASSETS  NOVEMBER 30, 2002
---------------------------------------------------------------------------------------
Alabama River Newsprint Co.
  -- Bond                     04-14-98     $3,572,063      0.44%             $3,218,365
Anthracite Capital, Inc., --
  Common Stock                05-15-00        580,372      0.13                 907,100
Anthracite Capital, Inc., --
  Preferred Stock             05-15-00      1,139,000      0.19               1,340,000
Norse CBO, Ltd. --
  Bond                        08-04-98        750,000      0.04                 270,000

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, the security is U.S. dollar-denominated, unless indicated otherwise.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




PORTFOLIO
CONCENTRATION

November 30, 2002
(unaudited)

These tables show
the percentages
of the Fund's
investments
aggregated by
various countries
and the
concentration of
investments
aggregated by the
quality rating
for each bond.
                                             VALUE AS A PERCENTAGE
COUNTRY DIVERSIFICATION                           OF NET ASSETS
Argentina                                             0.53%
Australia                                             0.71
Brazil                                                4.18
Canada                                                1.99
Greece                                                0.94
Indonesia                                             0.85
Japan                                                 0.37
Luxembourg                                            1.44
Mexico                                                4.67
Netherlands                                           1.39
Norway                                                1.39
Panama                                                0.14
Peru                                                  0.27
Thailand                                              0.83
United Kingdom                                        1.39
United States                                        75.71
Uruguay                                               0.36
Venezuela                                             0.38

Total investments                                    97.54%


QUALITY DISTRIBUTION
A                                                     0.94%
BBB                                                   5.19
BB                                                    8.94
B                                                    43.42
CCC                                                  12.74
CC                                                    1.87
C                                                     1.12
D                                                     2.99

Total bonds                                          77.21%

See notes to
financial statements.



ASSETS AND
LIABILITIES

November 30, 2002
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $1,087,283,888)                       $706,932,850
Cash                                                                       89
Receivable for investments sold                                     3,768,295
Receivable for shares sold                                          2,172,214
Dividends and interest receivable                                  23,109,807
Other assets                                                          148,683

Total assets                                                      736,131,938

LIABILITIES
Payable for investments purchased                                   8,858,223
Payable for shares repurchased                                        925,989
Dividends payable                                                     639,516
Payable for forward foreign currency exchange contracts               165,094
Payable to affiliates                                                 552,904
Other payables and accrued expenses                                   209,443

Total liabilities                                                  11,351,169

NET ASSETS
Capital paid-in                                                 1,325,120,868
Accumulated net realized loss on investments
  and foreign currency transactions                              (216,757,289)
Net unrealized depreciation of investments and
  translation of assets and liabilities in foreign currencies    (380,504,850)
Distributions in excess of net investment income                   (3,077,960)

Net assets                                                       $724,780,769

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($236,793,206 [DIV] 57,965,954 shares)                          $4.09
Class B ($425,594,591 [DIV] 104,181,714 shares)                         $4.09
Class C ($62,392,972 [DIV] 15,271,609 shares)                           $4.09

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($4.09 [DIV] 95.5%)                                           $4.28
Class C ($4.09 [DIV] 99%)                                               $4.13

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
November 30, 2002
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest (including securities lending income
  of $47,879 and net of foreign withholding
  taxes of $6,306)                                                $39,619,871
Dividends (net of foreign withholding taxes of $3,522)              3,924,530

Total investment income                                            43,544,401

EXPENSES
Investment management fee                                           1,858,616
Class A distribution and service fee                                  262,672
Class B distribution and service fee                                2,232,505
Class C distribution and service fee                                  293,030
Transfer agent fee                                                    639,054
Custodian fee                                                          80,356
Accounting and legal services fee                                      75,213
Registration and filing fee                                            33,970
Legal fee                                                              27,289
Miscellaneous                                                          24,729
Trustees' fee                                                          21,099
Auditing fee                                                           20,833
Printing                                                               17,989
Interest expense                                                        8,202

Total expenses                                                      5,595,557

Net investment income                                              37,948,844

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments                                                       (32,815,843)
Foreign currency transactions                                      (3,327,110)
Change in net unrealized appreciation (depreciation) of
Investments                                                       (67,677,418)
Translation of assets and liabilities in foreign currencies         1,205,783

Net realized and unrealized loss                                 (102,614,588)

Decrease in net assets from operations                           ($64,665,744)

1 Semiannual period from 6-1-02 through 11-30-02.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                        YEAR        PERIOD
                                                       ENDED         ENDED
                                                     5-31-02      11-30-02 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                            $70,947,775   $37,948,844

Net realized loss                                (38,832,245)  (36,142,953)
Change in net unrealized
  appreciation (depreciation)                    (11,354,361)  (66,471,635)
Increase (decrease) in net assets
  resulting from operations                       20,761,169   (64,665,744)

Distributions to shareholders
From net investment income
Class A                                          (24,370,099)  (12,484,502)
Class B                                          (54,190,373)  (24,878,227)
Class C                                           (4,400,426)   (3,265,563)
                                                 (82,960,898)  (40,628,292)
From Fund share transactions                      53,266,015       (52,907)

NET ASSETS
Beginning of period                              839,061,426   830,127,712

End of period 2                                 $830,127,712  $724,780,769


1 Semiannual period from 6-1-02 through 11-30-02. Unaudited.

2 Includes distributions in excess of net investment income of $398,512 and $3,077,960, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

PERIOD ENDED                                           5-31-98     5-31-99     5-31-00     5-31-01     5-31-02 1  11-30-02 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $7.87       $8.26       $6.57       $5.87       $5.11       $4.72
Net investment income 3                                   0.78        0.75        0.72        0.65        0.47        0.25
Net realized and unrealized
  gain (loss) on investments                              0.51       (1.59)      (0.70)      (0.76)      (0.32)      (0.63)
Total from
  investment operations                                   1.29       (0.84)       0.02       (0.11)       0.15       (0.38)
Less distributions
From net investment income                               (0.78)      (0.75)      (0.72)      (0.65)      (0.54)      (0.25)
From net realized gain                                   (0.12)      (0.10)         --          --          --          --
                                                         (0.90)      (0.85)      (0.72)      (0.65)      (0.54)      (0.25)
Net asset value,
  end of period                                          $8.26       $6.57       $5.87       $5.11       $4.72       $4.09
Total return 4 (%)                                       17.03       (9.85)       0.15       (1.82)       3.59       (8.16) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $273        $285        $238        $228        $254        $237
Ratio of expenses
  to average net assets (%)                               0.97        0.98        0.99        0.99        1.02        1.03 6
Ratio of net investment income
  to average net assets (%)                               9.33       10.94       11.36       10.87        9.85       11.04 6
Portfolio turnover (%)                                     100          56          49          57          69          25

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           5-31-98     5-31-99     5-31-00     5-31-01     5-31-02 1  11-30-02 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $7.87       $8.26       $6.57       $5.87       $5.11       $4.72
Net investment income 3                                   0.71        0.70        0.67        0.61        0.43        0.23
Net realized and unrealized
  gain (loss) on investments                              0.51       (1.59)      (0.70)      (0.76)      (0.32)      (0.63)
Total from
  investment operations                                   1.22       (0.89)      (0.03)      (0.15)       0.11       (0.40)
Less distributions
From net investment income                               (0.71)      (0.70)      (0.67)      (0.61)      (0.50)      (0.23)
From net realized gain                                   (0.12)      (0.10)         --          --          --          --
                                                         (0.83)      (0.80)      (0.67)      (0.61)      (0.50)      (0.23)
Net asset value,
  end of period                                          $8.26       $6.57       $5.87       $5.11       $4.72       $4.09
Total return 4 (%)                                       16.16      (10.54)      (0.61)      (2.51)       2.81       (8.52) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $798        $835        $691        $571        $515        $426
Ratio of expenses
  to average net assets (%)                               1.72        1.73        1.74        1.68        1.77        1.79 6
Ratio of net investment income
  to average net assets (%)                               8.62       10.20       10.61       10.87        9.10       10.44 6
Portfolio turnover (%)                                     100          56          49          57          69          25

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           5-31-98 7   5-31-99     5-31-00     5-31-01     5-31-02 1  11-30-02 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.45       $8.26       $6.57       $5.87       $5.11       $4.72
Net investment income 3                                   0.06        0.70        0.67        0.61        0.43        0.23
Net realized and unrealized
  loss on investments                                    (0.19)      (1.59)      (0.70)      (0.76)      (0.32)      (0.63)
Total from
  investment operations                                  (0.13)      (0.89)      (0.03)      (0.15)       0.11       (0.40)
Less distributions
From net investment income                               (0.06)      (0.70)      (0.67)      (0.61)      (0.50)      (0.23)
From net realized gain                                      --       (0.10)         --          --          --          --
                                                         (0.06)      (0.08)      (0.67)      (0.61)      (0.50)      (0.23)
Net asset value,
  end of period                                          $8.26       $6.57       $5.87       $5.11       $4.72       $4.09
Total return 4 (%)                                       (1.59) 5   (10.54)      (0.61)      (2.57)       2.81       (8.52) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $3         $29         $27         $40         $61         $62
Ratio of expenses
  to average net assets (%)                               1.72 6      1.73        1.74        1.74        1.77        1.78 6
Ratio of net investment income
  to average net assets (%)                               6.70 6     10.20       10.61       10.87        9.10       10.37 6
Portfolio turnover (%)                                     100          56          49          57          69          25

1 As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
  Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 10.16%, 9.41% and 9.41% for Class A, Class B and Class C shares, respectively. The effect of this change had no impact on per share amounts for the period ended November
  30, 2002, and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 11.12%, 10.52% and 10.45% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.

2 Semiannual period from 6-1-02 through 11-30-02. Unaudited.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Not annualized.

6 Annualized.

7 Class C shares began operations on 5-1-98.

See notes to
financial statements.




NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock High Yield Bond Fund (the "Fund") is a diversified series of John Hancock Bond Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek high current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended November 30, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On November 30, 2002, the Fund loaned securities having a market value of $34,197,099 collateralized by securities in the amount of $34,923,380.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contracts are closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amounts of the underlying transactions.

The Fund had the following open forward foreign currency exchange contracts on November 30, 2002:

                  PRINCIPAL AMOUNT       EXPIRATION
CURRENCY          COVERED BY CONTRACT    MONTH             DEPRECIATION
BUYS
Euro              22,230,000             FEB 03             ($143,703)
Pound Sterling     4,700,000             FEB 03               (21,391)
                                                            ($165,094)

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $167,442,092 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2007 -- $21,790,325, May 31, 2008 -- $14,048,332, May 31, 2009 -- $19,043,883 and May 31, 2010 --
$112,559,552.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value, (b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended November 30, 2002, JH Funds received net up-front sales charges of $442,048 with regard to sales of Class A shares. Of this amount, $47,393 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $363,332 was paid as sales commissions to unrelated broker-dealers and $31,323 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended November 30, 2002, JH Funds received net up-front sales charges of $149,438 with regard to sales of Class C shares. Of this amount, $148,578 was paid as sales commissions to unrelated broker-dealers and $860 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended November 30, 2002, CDSCs received by JH Funds amounted to $846,308 for Class B shares and $15,591 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses. Effective January 1, 2003, the Fund will pay a monthly transfer agent fee at an annual rate of 0.015% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                  YEAR ENDED 5-31-02        PERIOD ENDED 11-30-02 1
                               SHARES         AMOUNT        SHARES         AMOUNT
CLASS A SHARES
Sold                       41,107,125   $192,344,071    24,183,109    $99,455,662
Distributions reinvested    2,460,310     11,535,132     1,398,273      5,805,523
Repurchased               (34,390,625)  (162,431,343)  (21,440,313)   (93,328,962)
Net increase                9,176,810    $41,447,860     4,141,069    $11,932,223

CLASS B SHARES
Sold                       21,475,594   $101,109,159     9,703,374    $40,871,206
Distributions reinvested    3,616,267     16,928,972     2,392,220      9,935,437
Repurchased               (27,704,392)  (130,377,788)  (17,143,229)   (72,788,401)
Net decrease               (2,612,531)  ($12,339,657)   (5,047,635)  ($21,981,758)

CLASS C SHARES
Sold                        8,481,191    $40,025,795     4,893,595    $20,616,395
Distributions reinvested      351,969      1,650,447       361,398      1,498,082
Repurchased                (3,728,157)   (17,518,430)   (2,860,323)   (12,117,849)
Net increase                5,105,003    $24,157,812     2,394,670     $9,996,628

NET INCREASE (DECREASE)    11,669,282    $53,266,015     1,488,104       ($52,907)

1 Semiannual period from 6-1-02 through 11-30-02. Unaudited.


NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended November 30, 2002, aggregated $170,287,588 and $173,354,900, respectively.

The cost of investments owned on November 30, 2002, including short-term investments, for federal income tax purposes was $1,089,008,764. Gross unrealized appreciation and depreciation of investments aggregated $29,068,448 and $411,134,089, respectively, resulting in net unrealized depreciation of $382,065,641. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales and amortization of premiums and accretion of discounts on debt securities.

NOTE E
Change in accounting principle

Effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $4,447,548 reduction in the cost of investments and a corresponding decrease in net unrealized depreciation of investments, based on securities held as of May 31, 2001.

The effect of this change for the year ended May 31, 2002, was to decrease net investment income by $2,386,560, increase unrealized depreciation of investments by $1,224,276 and decrease net realized loss on investments by $3,610,836.

The effect of this change for the period ended November 30, 2002, was to decrease net investment income by $286,007, increase unrealized depreciation of investments by $705,285 and decrease net realized loss on investments by $991,292.

The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

NOTE F
Change in Independent Auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Ernst & Young LLP as the Fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended May 31, 2003. During the two most recent fiscal years, Ernst & Young LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles, financial statements disclosure or audit scope, which if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the disagreement in their reports.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Classic Value Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

TRUSTEES

James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, LLC
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Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
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CUSTODIAN

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New York, New York 10286

TRANSFER AGENT

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LEGAL COUNSEL

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This report is for the information of
the shareholders of the John Hancock
High Yield Bond Fund.


570SA 11/02
       1/03